UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22574

WHITEBOX MUTUAL FUNDS

(exact name of registrant as specified in charter)

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Bruce W. Nordin, President

Whitebox Mutual Funds

3033 Excelsior Boulevard, Suite 300

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 612-253-6001

Date of fiscal year end:          October 31

Date of reporting period:        November 1, 2013 - April 30, 2014

Copies to:

Matthew L. Thompson, Esq. Faegre & Benson LLP 90 South 7th Street, Suite 2200 Minneapolis, MN 55402	Peter Fetzer, Esq. Foley & Lardner LLP 777 East Wisconsin Avenue Milwaukee, WI 53202

Item 1.	Reports to Stockholders.

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Dear Shareholders,

For the six-month period ended April 30, 2014, Whitebox Tactical Opportunities Fund (the “Fund”) realized a total return of 4.60% for investor shares (WBMAX) and 4.73% for institutional shares (WBMIX). Of the Fund’s two designated benchmarks, the S&P 500 Total Return Index (SPTR) returned 8.36% while the Barclay’s Capital U.S. Aggregate Bond Index returned 1.74% for the same period.

The core of Whitebox Tactical Opportunities Fund’s approach aims to parallel that of large-institution endowments, like the endowments of large universities. Through innovative asset allocation, the Fund has the freedom to pursue our best ideas across multiple markets along with the ability to employ non-traditional strategies to deal with the multiple possibilities of an uncertain future.

In light of this, we are pleased with the Fund’s performance this reporting period, which we believe is in line with its objective and positions. Through its dynamic, coherent portfolio of investment themes, the Fund pursues consistent, favorable returns in striving to build wealth over the long term, rather than “track” the equity market’s ups and downs, or assume risk unnecessarily to pursue extreme outperformance. While the Fund typically will not capture 100% of an equity-market bull run, it is designed to avoid the full brunt of equity-market downturns, as well as outperform traditional fixed-income allocations. Since the Fund largely accomplished this for the first half of its fiscal year, we consider returns this period to be favorable.

Several factors added to the Fund’s performance this review period. First, the investment team’s decision to maintain certain investment themes in the portfolio, particularly our long exposure to industrials, automotive and gold mining stocks, benefited performance, as these areas of the market fared well. Next, the team’s decision to modify the portfolio’s long-running theme of “Big vs. Small” (explained in detail below) provided a solid, positive boost to performance. Our decision to short “story stocks” (also explained in detail below) was another boon to Fund performance, as these stocks faltered during the period. In contrast, a few positions detracted from performance this period, namely our short position in longer-dated Treasuries, as well as our short in selected REITs, securities which ended up performing strongly in first quarter 2014. Finally, our short position in high-yield bonds hurt us, since these instruments did not correct as we expected them to, and as such, this position cost us marginal returns.

Market Overview

The six-month reporting period began as what proved to be a winning year for stocks came to a close. The run-up for equities was broad and significant, with stocks ending the year up roughly 30%(1), making 2013 the most favorable year for stock performance since 1999. These robust returns had a dark side, however, in that they were apparently driven largely by investors’ seemingly emotional obsession with rapid-growth stocks, whose prices—in our opinion—seemed more driven by visionary potential than actual fundamentals. These “story stocks,” as we call them, captivated investors not by demonstrating an actual ability to generate profits or through strong fundamentals, but rather through the narrative around what they seemed potentially able

(1)	As measured by the S&P 500 Index for the 12-month period ended December 31, 2013.

Semi-Annual Report | April 30, 2014	1

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2014 (Unaudited)

to achieve—possibly. In this regard, investors were beyond complacency and confidence; they seemed driven more by sentiment and momentum than anything substantive.

By March 2014, the tide turned, and the market underwent a significant correction that was largely driven by these so-called “story stocks.” The downturn hit hardest in industry sectors such as biotech and social media, where many of the culprits originated. Consumer discretionary stocks also suffered considerably. Volatility worsened, markets became generally more correlated, and both stocks and bonds became more sensitive to macro factors than they have been in some time.

Market volatility continued into April, as the first half of the Fund’s fiscal year neared its end. By that time, equities had generally recovered, with large-cap names faring substantially better than small cap stocks. Value-oriented names fell into favor with investors now weary and wary of fast-growing, high-valuation “momentum” stocks, which were clearly to blame for the year’s tumultuous start.

The Fund’s Portfolio

The Fund’s portfolio underwent a few significant shifts during the course of the review period. First, early in the period, we constructed a meaningful short position in select stocks whose companies we have dubbed “Never, Nevers.” “Never, Nevers” are public companies that, in our view, will never, ever make profitability a first priority, and they will never, ever deliver a penny of cash back to shareholders. In our view, a “Never, Never” company will never pay a dividend; it may never buy back stock. In short, we believe “Never, Nevers” do not maximize shareholder value to the same degree companies of times-past did. Our opinions as to why these companies disregard shareholder value and why they have emerged at this point in time aside; we believe the phenomenon is significant enough to warrant monitoring, and as such, we’ve constructed our own analytical tools to identify companies that we believe are similarly under-emphasizing shareholder value. We are short approximately 20 of these companies, and they now comprise a significant tilt in the Fund’s portfolio. As the true story behind these names is revealed, as we anticipate it will be, our short position should benefit Fund returns in the months ahead.

Next, a significant and persistent theme within the Fund’s portfolio evolved over the course of the review period. As we neared 2014, we remained very skeptical about U.S. small-cap stocks, perceiving them to be significantly overpriced relative to large-caps for quite some time. For several months, the portfolio had held a “Big vs. Small” theme, composed of a net short of select U.S. small caps—both individual stocks and index Exchange Traded Funds (ETFs)—against a long bundle of U.S. large caps. This long-running theme was based on our belief that this mismatch presented a double opportunity: should markets proceed calmly, the price disparity, or spread, would resolve, with small-cap valuations contracting and thereby benefiting Fund returns; and, in the event of a severe correction, small-cap prices would likely fall farther and faster than those of large caps, another outcome that would serve the Fund’s performance. This theme produced generally favorable results for the Fund, especially considering its long-term tenure within the portfolio.

That said, we had been keeping an eye on what seemed to be an anomalous price relationship between U.S. small caps and emerging markets equities. Typically, emerging markets and U.S. small caps are both considered “risk-on” trades, meaning that these securities tend to do well when investors are more comfortable with risk and when markets seem to be moved more by greed than fear. Amid these types of conditions, it would be reasonable to expect both small-caps and emerging market stocks to outperform less “exciting” U.S. large caps, which investors typically

2	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2014 (Unaudited)

associate with stability. At the same time, we perceived what appeared to be an errant, almost schizophrenic market state, where investors seemed to perceive U.S. small-caps as “safer” than emerging market equities, when, in our opinion, the latter was more grounded in reality. In essence, we saw what we perceived as a fundamental disconnection between two types of securities that normally trade similarly, a disparity which in this case defied actual fundamentals.

We seized this opportunity to develop, or evolve, our previous “Big vs. Small” theme accordingly. We swapped out some of our U.S. large-cap holdings and substituted a chunk of EEM, an ETF that seeks to track the performance of emerging market equities and which contains strong, globally present companies that are hardly small, speculative start-ups on the brink of insolvency. This allocation now represents roughly 50 percent of the long side of this trade. When we initially made this change, we expected it to benefit the Fund over time; as it happened, our large-cap emerging markets equities position strongly outperformed U.S. small-caps late in March 2014, and continued to do so through this reporting period. This theme evolution was a strong contributor to overall Fund performance.

Other than shorting what we call “Never, Nevers” and adjusting our “Big vs. Small” theme to include EEM on the long side, we made only modest adjustments to the Fund’s portfolio during the period. Overall, our equity portfolio remains largely market neutral, with the intent of minimizing our exposure to market direction and instead, focusing on relative value stock and sector selection by striving to buy the strongest outright and short the weakest the market currently offers, thereby capitalizing on their relative movement, regardless of overall market direction.

Ongoing Themes

Long Industrials – We kept this theme largely unchanged during the period, as we continue to favor these stocks on the basis of fundamentals and current valuations. This theme was a positive contributor to Fund performance for the period.

Long High Quality, Cash-Rich Blue Chips – Due to their continued strength and healthy balance sheets, we continue to be invested in these companies. Although few are as undervalued as they were last year, we continue to believe these stocks will benefit when capital flows out of corporate bonds, as we expect it will eventually.

Long Automotives – We continue to believe that auto-parts manufacturers possess a unique advantage amid the industry’s recovery, benefiting both from the aging American auto fleet, which boost after-market sales, and the recovery in new-car sales. This theme boosted Fund performance this period.

Long Financials – We entered 2014 with a reduced exposure to mortgage servicers and life insurance company stocks, along with an increased exposure to a select group of mortgage REITs, as compared to the very beginning of the six-month review period. We made these adjustments because mortgage servicers and life insurers had strong runs in 2013, and we held diminished expectations for these stocks as a result. At the same time, mortgage servicers had been generally down, largely the result of negative headlines. We were able to tiptoe back into this sector, re-entering at what we believed to be attractive prices. REITs ended up performing quite strongly in March, and therefore, the decision to add to our exposure in this area benefited Fund performance.

Semi-Annual Report | April 30, 2014	3

Whitebox Tactical Opportunities Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Long Gold Miners – We have been convinced that gold-mining stocks have been undervalued relative to gold itself for some time now, with the market failing to credit these companies for their significant operational improvements of late. Our decision to remain long these stocks solidly added to performance, as these stocks have fared well, outperforming gold and handily outperforming the S&P 500 Index in the first quarter 2014.

Short “Story Stocks” – We are short selected stocks whose valuations appear to be driven more by optimistic visions of future triumph rather than current business success or demonstrated ability to generate profits. This theme contributed positively for the period.

Short High Yield Fixed Income Instruments – Based on our conviction that the corporate bond markets—particularly high-yield credit—remains dangerously overbought, we held onto our short position in this area. Since these credits did not correct, or move down in price to be more aligned with their inherent risk, this short position cost us marginal returns this period. However, since repositioning our equity portfolio to market neutral, we were able to reduce our exposure to this theme, although it remains in the portfolio, since we continue to expect prices in high-yield credit to return to more historic norms.

Short REITs – Although this theme detracted from performance for the review period—given REITs strong performance in first quarter 2014, we continue to believe prices in this sector are unsustainable for the longer term, and as such, it remains a theme in the Fund’s portfolio.

Options on Volatility – We continue to include in the portfolio various options positions designed to benefit/protect the portfolio in the event of excessive volatility. The premium cost for these options made these positions a marginal drag on Fund performance. However, we consider their relatively low premiums a small price to pay to hedge against the effects of extreme market turbulence.

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and across asset classes. Our pursuit of the efficient management of risk – where a hedge is itself an investment in which we believe and one that adds, not sacrifices returns – is part of what makes us truly alternative in building and monitoring the Fund’s diverse yet coherent portfolio composed of investment themes that work together to pursue favorable, long-term returns.

As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Andrew Redleaf, CEO, Whitebox Advisors LLC

Bruce Nordin(2), President, Whitebox Mutual Funds

(2)	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

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Whitebox Tactical Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Average Annual Total Returns (As of April 30, 2014)

	6 Month	1 Year	Since Inception*
Whitebox Tactical Opportunities Fund – Investor Class	4.60%	12.44%	13.55%
Whitebox Tactical Opportunities Fund – Institutional Class	4.73%	12.72%	13.88%
Benchmarks
S&P 500® Index	7.25%	17.93%	18.74%
S&P 500® Total Return Index	8.36%	20.44%	21.31%
Barclays U.S. Aggregate Bond Index	1.74%	-0.26%	2.52%

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 3.10% and 2.85%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 1.93% and 1.68%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2015 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.60% and 1.35% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2015 are estimated to be 2.77% and 2.52%, respectively.

Performance data quoted represents past performance, which is no guarantee of future results.

Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

A description of each index is included in the Glossary. Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500® Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose all or part of their investment in the Fund. An investment in the Fund is subject to the following principal risks: convertible securities risk, credit default swaps risk; debt securities risk; derivative risk, equity securities risk; extension risk; junk bond risk; market risk and selection risk; mid-cap securities risk; mortgage and asset-backed securities risk; non-diversified status risk; prepayment risk; repurchase agreements and purchase and sale contracts risk; and small-cap and emerging growth securities risk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

Semi-Annual Report | April 30, 2014	5

Whitebox Tactical Opportunities Fund	Performance Update
April 30, 2014 (Unaudited)

Growth of $10,000 (As of April 30, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Dear Shareholders,

For the six-month period ended April 30, 2014, Whitebox Market Neutral Equity Fund (the “Fund”) realized a total return of 6.67% for investor shares (WBLSX) and 6.94% for institutional shares (WBLFX). Of the Fund’s two designated benchmarks, the HRFI EH Market Neutral Index returned 2.68% and the S&P 500 Total Return Index (SPTR) returned 8.36% for the same period under review.

The Fund’s mandate is to generate positive returns regardless of the general direction of the broad equity markets. The Fund’s very nature—its market-neutral objective and positioning—means that it will generally lag equity markets during bull runs while potentially outperforming them in a downturn. As such, the Fund is designed to generate more consistent, positive absolute returns over the long term, as opposed to “tracking” the market’s ups and downs. With this in mind, we characterize the Fund’s performance for the 6-month review period as generally favorable, as we believe the Fund largely performed in line with both its strategy and our expectations, only slightly trailing the S&P 500 Total Return Index while solidly outperforming the HRFI EH Market Neutral Index for the period.

In general, our returns for the reporting period were primarily driven by positive contributions from a variety of transportation sectors, including airlines, trucking and auto parts. The favorable impact these holdings had on Fund returns was offset slightly by our direct (long) exposure to specialty retailers stocks, which faltered during the review period and thereby detracted from performance.

Market Overview

The final two months of 2013 were characterized by continued robust performance across the equity markets, driven largely by investors’ apparent myopic focus on rapid-growth “story stocks,” whose prices—in our view—seemed more driven by visionary potential rather than by actual fundamentals. Sentiment and momentum were key drivers of equity returns for most of the review period, a trend that continued until the tide turned at the end of the first quarter 2014.

In March, a significant correction rippled through the equity markets, emanating largely from these so-called “story stocks.” We use this phrase to mean those companies whose value, according to investors, rests in the narrative around these companies’ “visionary potential,” absent, however, a demonstrated ability to generate profits. By the end of March, these “story stocks” led a downturn that hit hardest in industry sectors like biotech and social media, where many of the culprits originated. Consumer discretionary stocks also suffered substantially. As a result, the equity markets at-large saw an uptick in both volatility and correlation, while becoming much more sensitive to macro drivers than they have been in some time.

As the review period came to a close in April, stocks were volatile but generally recovered. Large-caps fared better than their smaller-cap counterparts by a sizable margin, particularly value-oriented names, as investors seemed to have grown both weary and wary of fast-growing, high-valuation “momentum” stocks, which dragged the technology-heavy Nasdaq Composite Index into negative territory for the year-to-date as of April 30.

Semi-Annual Report | April 30, 2014	7

Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

The Fund’s Portfolio

Given the volatility that plagued stocks, particularly in the second half of the period, we continued to closely monitor not only the U.S. equity markets, but other areas of the capital markets as well. Had the March correction spread into, for example, fixed-income or emerging markets, we might have perceived it as a sign of deeper issues, such as a slowing economy or an emerging credit crunch. Additionally, in a broader crisis, we might have seen those sectors that were dragged down in the correction for reasons other than their fundamentals stagnate, rather than rebound, after the downturn. Instead, we believe substantial evidence exists to support a reasonable conclusion that the correction was largely contained to the “story stocks,” whose bloated valuations were unsupported by actual fundamentals. Large, value-oriented names recovered and led a broader market rebound, while only “story stocks” remained near their post-correction valuations.

In light of these conditions, and based on our conviction that the March correction is not likely indicative of a more serious global downturn, we made a few significant changes to the Fund’s portfolio during the period. First, we began to migrate the portfolio into larger-cap, value-oriented stocks. We increased our allocations to the stocks of large, stable, global medical supply companies with strong free cash flow. Additionally, we added select stocks of what we see as high-quality industrial companies. And, while consumer discretionary stocks were among the hardest hit in the March correction, we have identified what we believe to be attractive opportunities in select higher-quality, specialty retailing and restaurant stocks.

In making these adjustments, however, we did not limit the Fund’s portfolio solely to value-oriented stocks. We also began exploring areas of the equity markets that suffered collateral damage as a result of the “story stock” correction. While we have been wary of “story stocks” for quite some time now, we are not skeptical about growth-oriented stocks as a whole, an important distinction, in our view. We remain cautious when it comes to growth stocks whose profits seem unlikely to grow, but in line with philosophy of “sector agnosticism,” we continue to mine potential opportunities within the growth-stock arena for names whose companies are actually profitable and promising from a sound, fundamental basis. For example, while the biotech sector fell precipitously during the period, we believe there are select biotech companies who are inherently profitable, and reasonably conservative assumptions regarding their future cash flows reveal that some of these companies’ stocks are currently undervalued.

Similarly, we added long exposure to select names in the tech sector, in particular, “cloud” oriented companies – another area of the market that suffered in the correction. Stocks related to the cloud (meaning remote computing power often used to provide digital storage or streaming services) were among the poorer performing stocks during the correction, yet growth projections for these companies remain robust. We are optimistic that we can capture some of the upside potential of cloud computing by focusing on the infrastructure of these companies, rather than more famous service providers’ names. Specifically, in order to meet the surging demand for cloud services, cloud service providers need to build and power millions of servers. The stocks of many of the companies responsible for the development of this infrastructure currently demonstrate what we perceive as reasonable valuations, and as such, stand to benefit greatly from strong demand, and consequently, should support Fund performance.

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Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

In addition to these changes, we made a few other adjustments in the Fund’s portfolio insofar as exposures and construction, as follows:

Adjusted Long Exposure To Airlines – In the middle of the reporting period, we had reduced our exposure to airline stocks given our conviction that they were properly valued and offered limited upside potential. In the final weeks of the period, however, we restored this position somewhat as management redoubled its dedication to top line revenue growth and cost/capacity discipline.

Reduced Long Exposure to Specialty Financials – At the beginning of the 6-month reporting period, we began reducing our exposure to rate-sensitive specialty financials stocks, like those of mortgage servicers and life insurance companies. We continued this adjustment throughout the period as many of these stocks reached what we perceived to be fair prices.

Reduced Long Exposure to Trucking – Early in the period, we established a significant long sector tilt in trucking-company stocks, convinced that a shortage of drivers was likely to create constraint and increase demand. As the review period progressed, not only did this expectation materialize, the supply constraint was magnified by weather-related supply chain interruptions for companies throughout the country. Demand for truckers surged in the first quarter 2014. Once these stocks reached what we saw as healthy peaks, we reduced our long exposure to these stocks to nearly neutral.(1)

Reduced Short Exposure to REITs – For quite some time, the Fund’s portfolio had been net short REITs of many kinds, an area of the market which we believe had been overbought by investors seeking yields in a yield-scarce environment. As this trend waned and resolved itself somewhat, we trimmed our net short exposure to a generally neutral exposure, with approximately the same amount of longs as shorts in the portfolio.

Reduced Short Exposure to Organic Foods – We established a short sector tilt in smaller organic food retailers and producers in late 2013 after these stocks became overvalued, in our view, as a result of increased competitive pressures. As data in the sector improved in early 2014, we reduced the size of our short position but held short exposure as we continue to monitor this area of the market.

Ongoing Sector Tilts

Long Auto Parts – We maintained a long exposure to the stocks of auto parts companies as a way to capture the continued recovery of the auto market without having to pick winners from the major and minor car manufacturers. Despite a brief stumble in early 2014, sales for these companies recovered strongly in March, exceeding expectations. While we maintain a long position in these stocks, we have moderated it recently, as these stocks have outperformed nicely and auto sales appear to have plateaued recently.

(1)

When a portfolio holds “neutral exposure” to an industry sector, this generally means that the portfolio holds a roughly equal amount of longs and shorts to stocks issued by companies in the same industry sector.

Semi-Annual Report | April 30, 2014	9

Whitebox Market Neutral Equity Fund	Shareholder Letter
April 30, 2014 (Unaudited)

Long Energy – With inventories well below five-year averages currently, natural gas prices have shown strength recently, which we see as boding well for continued strong performance for these stocks.

Long Commercial Construction – We have held a positive tilt toward this sector for some time, since we believe these stocks offer the potential for continued positive returns, with companies that build energy and utility infrastructure, manufacturing plants and manufacturing equipment standing to gain when pent-up demand releases. As such, we are maintaining this tilt in the Fund’s portfolio.

Long Large Cap Medical Device/Supply – Because we believe these companies are well positioned to benefit from the market’s rotation into higher quality companies, and since they may provide the potential for greater stability than smaller companies in the event of an economic slowdown, we currently hold a positive tilt toward the stocks of these companies.

Story Stocks – Much as we discussed earlier in our letter, we remain short “story stocks,” or the stocks of those companies whose valuations appear to be based more on “visionary potential” than on actual fundamentals and profit-generating abilities.

The positions held by the Fund’s portfolio are a result of our highly collaborative team approach to investing, which draws on the extensive expertise of more than 30 investment professionals across disciplines and across asset classes. Our pursuit of the efficient management of risk – where a hedge is itself an investment in which we believe and one that adds, not sacrifices returns – is part of what makes us truly alternative in building and monitoring the Fund’s long/short portfolio.

As always, we view our stewardship over your capital as our core responsibility, and we remain sincerely grateful for your trust.

Sincerely,

Jason Cross, Global Head of Equity Strategies, Whitebox Advisors LLC

Bruce Nordin(2), President, Whitebox Mutual Funds

(2)	Bruce Nordin is a Registered Representative of ALPS Distributors, Inc. ALPS Distributors, Inc. is not affiliated with Whitebox Advisors LLC.

10	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Performance Update
April 30, 2014 (Unaudited)

Average Annual Total Returns (As of April 30, 2014)

	1 Year	5 Year	Since Inception*
Whitebox Market Neutral Equity Fund – Investor Class	13.74%	11.55%	13.60%
Whitebox Market Neutral Equity Fund – Institutional Class	14.13%	11.85%	13.87%
Benchmarks
HFRI Equity Hedge Market Neutral	5.49%	2.80%	2.84%
S&P 500® Index	17.93%	16.64%	5.38%
S&P 500® Total Return Index	20.44%	19.14%	7.58%

As of the date of the Fund’s current prospectus, the gross expense ratios of the Fund’s Investor Shares and Institutional Shares were 4.13% and 3.88%, respectively (including dividend and interest expense on short sales and acquired fund fees and expenses), and 3.99% and 3.74%, respectively (excluding dividend and interest expense on short sales and acquired fund fees and expenses). Whitebox Advisors LLC has contractually agreed through at least February 28, 2015 to limit total Fund operating expenses (excluding dividend and interest expense on short sales and acquired fund fees and expenses) to no more than 1.95% and 1.70% of the Fund’s Investor Shares and Institutional Shares, respectively. If dividend and interest expense on short sales and acquired fund fees and expenses were included, such net expense ratios through February 28, 2015 are estimated to be 2.09% and 1.84%, respectively.

The Fund is the successor to the Whitebox Long Short Equity Partners, LP. (Predecessor Fund), a private investment company managed by Whitebox Advisors LLC from June 1, 2004 to October 31, 2012. On October 31, 2012, the Predecessor Fund was reorganized into the Fund (then named Whitebox Long Short Equity Fund), and the Fund assumed all of the Predecessor Fund’s assets (including its investment portfolio) and liabilities. The Fund’s investment policies, objectives, guidelines and restrictions are in all material respects equivalent to those employed by the Predecessor Fund; however, the Predecessor Fund was not subject to certain investment restrictions, diversification requirements, and other restrictions of the Investment Company Act of 1940 or the Internal Revenue Code, which if they had been applicable, might have adversely affected its performance. On January 31, 2014, the Fund’s name changed to Whitebox Market Neutral Equity Fund.

Performance data quoted represents past performance, which is no guarantee of future results.

Current performance may be lower or higher than the performance quoted. The principal value and return of an Investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All quoted performance data assumes reinvestment of dividends and capital gain distributions.

A description of each index is included in the Glossary. Effective January 31, 2014, the Fund changed its primary benchmark from the S&P 500® Index (SPX) to the S&P 500® Total Return Index (SPTR). Whitebox Advisors LLC believes that SPTR, which reflects dividend reinvestments, is more comparable to the Fund’s total return.

Semi-Annual Report | April 30, 2014	11

Whitebox Market Neutral Equity Fund	Performance Update
April 30, 2014 (Unaudited)

Visit www.whiteboxmutualfunds.com or call the Fund at 855.296.2866 for the most recent month-end performance information.

Investing in the Fund involves risk, including the possible loss of principal. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other governmental agency. Fund investors may lose part or all of their investment in the Fund. An investment in the Fund is subject to the following principal risks: active and frequent trading risk; common stock risk; sector exposure risk; counterparty credit risk; derivative risk (including total return swap risk, futures risk, forward contract risk and option risk); exchange-traded funds risk; leverage risk; market risk and selection risk; mid-cap securities risk; new fund risk; non-diversified status risk; segregated account risk; short sales risk; small-cap securities risk and strategyrisk. Explanations of these and other risks associated with an investment in the Fund are described in the Fund’s prospectus. Read the prospectus carefully before investing.

Growth of $10,000* (As of April 30, 2014)

The chart represents historical performance of a hypothetical investment of $10,000 in the Investor share class, which included a sales charge (prior to January 31, 2014), since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund is the successor to Whitebox Market Neutral Equity Equity Fund, L.P (the “Predecessor Fund”), a private investment company managed by the Fund’s investment adviser since June 1, 2004.

*	The Predecessor Fund was reorganized into the Fund on October 31, 2012.

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Whitebox Mutual Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

As a shareholder of the Funds, you will incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on November 1, 2013 and held until April 30, 2014.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Semi-Annual Report | April 30, 2014	13

Whitebox Mutual Funds	Disclosure of Fund Expenses
April 30, 2014 (Unaudited)

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expense Ratio(a)(b)	Expenses Paid During Period November 1, 2013 to April 30, 2014(c)
Whitebox Tactical Opportunities
Investor Class
Actual	$ 1,000.00	$ 1,046.00	2.90%	$ 14.71
Hypothetical	$ 1,000.00	$ 1,010.41	2.90%	$ 14.46

Institutional Class
Actual	$ 1,000.00	$ 1,047.30	2.61%	$ 13.25
Hypothetical	$ 1,000.00	$ 1,011.85	2.61%	$ 13.02

Whitebox Market Neutral Equity
Investor Class
Actual	$ 1,000.00	$ 1,066.70	2.94%	$ 15.07
Hypothetical	$ 1,000.00	$ 1,010.22	2.94%	$ 14.65

Institutional Class
Actual	$ 1,000.00	$ 1,069.40	2.69%	$ 13.80
Hypothetical	$ 1,000.00	$ 1,011.46	2.69%	$ 13.42

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Ratios are net of fees waived/expenses reimbursed and include the effect of dividends and interest on short sales.
(c)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year (181), then divided by 365.

14	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (46.02%)
Basic Materials (2.32%)
Forest Products & Paper (0.16%)
Domtar Corp.	13,203	$1,232,632

Iron/Steel (0.47%)
AK Steel Holding Corp.(a)	212,415	1,486,905
Allegheny Technologies, Inc.	52,230	2,151,876

		3,638,781

Mining (1.69%)
Freeport-McMoRan Copper & Gold, Inc.	77,902	2,677,492
Newmont Mining Corp.	317,417	7,881,464
Silver Wheaton Corp.	113,429	2,518,124

		13,077,080

Total Basic Materials		17,948,493

Communications (5.02%)
Internet (2.78%)
Angie’s List, Inc.(a)	717,523	8,115,185
eBay, Inc.(a)	169,770	8,799,179
Symantec Corp.	224,000	4,542,720
Yelp, Inc.(a)	500	29,160

		21,486,244

Telecommunications (2.24%)
Cisco Systems, Inc.	226,007	5,223,022
Corning, Inc.	75,858	1,586,191
Verizon Communications, Inc.	156,376	7,307,450
Vringo, Inc.(a)	787,000	3,218,830

		17,335,493

Total Communications		38,821,737

Consumer, Cyclical (10.03%)
Airlines (0.64%)
American Airlines Group, Inc., Escrow Shares(a)	582,000	873,005
Gol Linhas Aereas Inteligentes SA, ADR(a)	621,292	4,038,398

		4,911,403

Auto Manufacturers (1.80%)
Ford Motor Co.	382,153	6,171,771

Semi-Annual Report | April 30, 2014	15

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Consumer, Cyclical (continued)
General Motors Co.	225,810	$7,785,929

		13,957,700

Auto Parts & Equipment (1.89%)
Delphi Automotive PLC	25,491	1,703,818
Goodyear Tire & Rubber Co.	58,316	1,469,563
Lear Corp.	18,929	1,572,243
Magna International, Inc.	17,659	1,730,405
Tenneco, Inc.(a)	27,245	1,631,158
Tower International, Inc.(a)	100,354	2,790,845
TRW Automotive Holdings Corp.(a)	20,348	1,634,962
WABCO Holdings, Inc.(a)	19,587	2,096,005

		14,628,999

Home Furnishings (0.38%)
Select Comfort Corp.(a)	159,110	2,927,624

Retail (5.32%)
Best Buy Co., Inc.	242,000	6,275,060
BJ’s Restaurants, Inc.(a)	230,000	6,566,500
Bob Evans Farms, Inc.	50,675	2,375,137
Chipotle Mexican Grill, Inc.(a)	300	149,550
Coach, Inc.	51,966	2,320,282
Conn’s, Inc.(a)	77,535	3,429,373
Destination Maternity Corp.	190,367	4,694,450
Ezcorp, Inc., Class A(a)	247,610	2,582,572
Foot Locker, Inc.	43,574	2,027,498
Lands’ End, Inc.(a)	3,609	99,789
The Pantry, Inc.(a)	82,728	1,244,229
Pier 1 Imports, Inc.	176,700	3,226,542
Rite Aid Corp.(a)	201,410	1,470,293
Sears Holdings Corp.(a)	12,000	525,720
Staples, Inc.	331,533	4,144,163

		41,131,158

Total Consumer, Cyclical		77,556,884

Consumer, Non-cyclical (4.98%)
Commercial Services (1.32%)
PHH Corp.(a)	93,330	2,218,454
RR Donnelley & Sons Co.	67,657	1,190,763
Sotheby’s	88,836	3,736,442

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Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Consumer, Non-cyclical (continued)
Weight Watchers International, Inc.	152,767	$3,024,787

		10,170,446

Healthcare-Products (0.56%)
Medtronic, Inc.	400	23,528
Trinity Biotech PLC, Sponsored ADR	173,930	4,263,024

		4,286,552

Healthcare-Services (1.82%)
UnitedHealth Group, Inc.	103,154	7,740,676
WellPoint, Inc.	62,985	6,341,330

		14,082,006

Household Products/Wares (0.60%)
SodaStream International Ltd.(a)	109,600	4,661,288

Pharmaceuticals (0.68%)
AmerisourceBergen Corp.	81,000	5,279,580

Total Consumer, Non-cyclical		38,479,872

Energy (7.70%)
Energy-Alternate Sources (0.37%)
Renewable Energy Group, Inc.(a)	243,050	2,860,699

Oil & Gas (6.91%)
Bellatrix Exploration Ltd.(a)	300,000	2,916,000
Bill Barrett Corp.(a)	52,124	1,234,296
Chevron Corp.	40,649	5,102,262
Diamond Offshore Drilling, Inc.	109,600	5,985,256
Endeavour International Corp.(a)	12,600	43,344
EQT Corp.	14,426	1,572,290
Exxon Mobil Corp.	80,741	8,268,686
Gran Tierra Energy, Inc.(a)	235,953	1,687,064
Par Petroleum Corp.	53,293	996,579
PBF Energy, Inc., Class A	172,000	5,294,160
Range Resources Corp.	19,277	1,743,605
Transocean Ltd.	225,620	9,717,453
Valero Energy Corp.	129,250	7,389,223

Semi-Annual Report | April 30, 2014	17

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Energy (continued)
Vantage Drilling Co.(a)	908,687	$1,517,507

		53,467,725

Oil & Gas Services (0.42%)
Hornbeck Offshore Services, Inc.(a)	78,194	3,239,577

Total Energy		59,568,001

Financials (8.35%)
Diversified Financial Services (2.86%)
Ally Financial, Inc.(a)	382,667	9,241,408
Encore Capital Group, Inc.(a)	32,108	1,387,708
Nelnet, Inc., Class A	127,000	5,367,020
Ocwen Financial Corp.(a)	93,500	3,543,650
Stonegate Mortgage Corp.(a)	201,000	2,542,650

		22,082,436

Holding Companies-Diversified (0.41%)
Leucadia National Corp.	125,249	3,196,354

Insurance (0.74%)
Assured Guaranty Ltd.	85,094	2,034,597
Hartford Financial Services Group, Inc.	32,356	1,160,610
MetLife, Inc.	25,517	1,335,815
Voya Financial, Inc.	32,508	1,150,458

		5,681,480

Investment Advisors (0.65%)
KKR Financial Holdings LLC	436,703	5,039,553

Private Equity (1.25%)
American Capital Ltd.(a)	410,956	6,160,231
Apollo Global Management LLC, Class A	41,178	1,117,159
Blackstone Group LP	80,715	2,383,514

		9,660,904

Real Estate Investment Trusts (2.24%)
American Capital Agency Corp.	159,925	3,631,897
American Capital Mortgage Investment Corp.	76,840	1,521,432
Annaly Capital Management, Inc.	212,058	2,449,270
Anworth Mortgage Asset Corp.	504,483	2,724,208

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Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Financials (continued)
Apollo Residential Mortgage, Inc.	110,760	$1,788,774
Blackstone Mortgage Trust, Inc., Class A	183,728	5,223,387

		17,338,968

Specialty Finance (0.20%)
Capitol Acquisition Corp. II(a)	153,791	1,539,448

Total Financials		64,539,143

Industrials (2.29%)
Engineering & Construction (0.43%)
Fluor Corp.	44,097	3,338,143

Miscellaneous Manufacturing (0.42%)
3M Co.	12,706	1,767,278
Crane Co.	19,928	1,449,363

		3,216,641

Packaging & Containers (1.44%)
Ball Corp.	34,250	1,924,507
Berry Plastics Group, Inc.(a)	139,861	3,145,474
Graphic Packaging Holding Co.(a)	162,968	1,672,052
Owens-Illinois, Inc.(a)	57,999	1,843,208
Rock-Tenn Co., Class A	26,566	2,539,975

		11,125,216

Total Industrials		17,680,000

Technology (5.33%)
Computers (1.62%)
Apple, Inc.	12,421	7,329,508
EMC Corp.	200,000	5,160,000

		12,489,508

Office/Business Equipment (0.00%)(b)
Pitney Bowes, Inc.	1,000	26,800

Semiconductors (2.28%)
Fairchild Semiconductor International, Inc.(a)	342,980	4,366,135
Intel Corp.	154,229	4,116,372
Kulicke & Soffa Industries, Inc.(a)	110,951	1,632,089

Semi-Annual Report | April 30, 2014	19

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Technology (continued)
Lam Research Corp.(a)	29,691	$1,710,499
QUALCOMM, Inc.	57,200	4,502,212
Silicon Motion Technology Corp., ADR	80,439	1,334,483

		17,661,790

Software (1.43%)
Microsoft Corp.	123,276	4,980,351
Oracle Corp.	149,282	6,102,648

		11,082,999

Total Technology		41,261,097

TOTAL COMMON STOCKS (Cost $339,756,286)		355,855,227

CLOSED END FUNDS (1.44%)
AllianceBernstein Income Fund, Inc.	682,000	5,046,800
Eaton Vance National Municipal Opportunities Trust	100,000	1,992,000
Nuveen California AMT-Free Municipal Income Fund	100,000	1,354,000
Nuveen Dividend Advantage Municipal Fund 2	100,000	1,384,000
Nuveen Municipal Advantage Fund, Inc.	100,000	1,328,000

		11,104,800

TOTAL CLOSED END FUNDS (Cost $10,610,094)		11,104,800

EXCHANGE TRADED FUNDS (19.09%)
Equity Funds (19.09%)
Industrial Select Sector SPDR® Fund(c)	697,693	36,998,660
iShares® MSCI Emerging Markets ETF(c)	628,980	25,995,743
Market Vectors® Gold Miners ETF	707,222	17,051,123
Market Vectors® Junior Gold Miners ETF(a)	95,081	3,470,438
Market Vectors® Russia ETF	100,000	2,271,000
SPDR® S&P 500® ETF Trust(c)	289,423	54,535,976
Technology Select Sector SPDR® Fund	200,185	7,296,743

		147,619,683

TOTAL EXCHANGE TRADED FUNDS (Cost $144,524,720)		147,619,683

20	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Principal Amount	Value
CONVERTIBLE CORPORATE BONDS (0.73%)
Consumer, Cyclical (0.02%)
Airlines (0.02%)
American Airlines Group, Inc., 6.25% 10/15/2014(d)	$1,065,000	$175,725

Total Consumer, Cyclical		175,725

Consumer, Non-cyclical (0.46%)
Pharmaceuticals (0.46%)
Herbalife Ltd., 2.00% 08/15/2019(e)	3,960,000	3,521,945

Total Consumer, Non-cyclical		3,521,945

Financials (0.25%)
Diversified Financial Services (0.25%)
DFC Global Corp., 3.25% 04/15/2017	2,000,000	1,932,500

Total Financials		1,932,500

TOTAL CONVERTIBLE CORPORATE BONDS (Cost $5,410,990)		5,630,170

CORPORATE BONDS (0.82%)
Consumer, Cyclical (0.34%)
Retail (0.34%)
JC Penney Corp., Inc., 7.40% 04/01/2037	3,500,000	2,633,750

Total Consumer, Cyclical		2,633,750

Financials (0.48%)
Diversified Financial Services (0.48%)
National Money Mart Co., 10.38% 12/15/2016	3,500,000	3,692,500

Total Financials		3,692,500

TOTAL CORPORATE BONDS (Cost $6,112,806)		6,326,250

Semi-Annual Report | April 30, 2014	21

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Principal Amount	Value
MUNICIPAL BONDS (0.55%)
Puerto Rico (0.55%)
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Repayment of Bank Loans, 8.00% 07/01/2035	$4,600,000	$4,269,260

TOTAL MUNICIPAL BONDS (Cost $4,037,388)		4,269,260

	Expiration Date	Exercise Price	Contracts	Value
PURCHASED OPTIONS (1.34%)
Purchased Call Options (0.86%)
CBOE® SPX® Volatility	05/21/2014	$18.00	625	$18,750
Coach, Inc.	05/30/2014	50.50	120	600
Cree, Inc.	05/17/2014	60.00	330	1,650
Energy Select Sector SPDR® Fund	06/21/2014	95.00	2,700	367,200
Market Vectors® Russia ETF	01/17/2015	23.00	5,000	975,000
McDonald’s Corp.	05/17/2014	100.00	1,051	211,251
Newmont Mining Corp.	09/20/2014	23.00	2,000	584,000
Nokia OYJ	01/17/2015	7.00	353	37,418
Nucor Corp.	01/17/2015	45.00	33	24,915
Pandora Media, Inc.
	06/21/2014	37.00	910	7,280
	06/21/2014	38.00	10	60
Pfizer, Inc.
	01/17/2015	27.00	54	25,650
	01/17/2015	33.00	2,100	285,600
Procter & Gamble Co.	01/17/2015	85.00	1,000	252,000
Raytheon Co.	01/17/2015	60.00	25	89,313
SPDR® Gold Shares	06/21/2014	125.00	3,000	708,000
SPDR® S&P 500® ETF Trust
	06/21/2014	188.00	1,900	670,700
	01/17/2015	200.00	3,500	980,000
Technology Select Sector SPDR® Fund	01/17/2015	31.00	233	133,392
Twitter, Inc.	05/17/2014	42.00	260	22,100

22	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value
Purchased Call Options (continued)
Yelp, Inc.
	05/17/2014	$85.00	450	$6,750
	05/17/2014	90.00	50	500
Zillow, Inc., Class A
	05/02/2014	89.00	300	571,500
	05/02/2014	90.00	400	692,000

Total Purchased Call Options				6,665,629

Purchased Put Options (0.48%)
Abercrombie & Fitch Co.
	05/17/2014	36.00	1,676	184,360
	06/21/2014	37.00	300	83,700
CBOE® SPX® Volatility	05/21/2014	19.00	250	107,500
Consumer Staples Select Sector SPDR® Fund	06/21/2014	43.00	3,376	135,040
Energy Select Sector SPDR® Fund	06/21/2014	95.00	2,700	788,400
Herbalife Ltd.
	05/02/2014	55.00	500	4,000
	05/17/2014	55.00	530	62,010
Keurig Green Mountain, Inc.
	05/09/2014	100.00	226	218,655
	05/17/2014	100.00	140	141,120
Nokia OYJ	01/17/2015	7.00	353	24,357
SPDR® Gold Shares	06/21/2014	125.00	3,000	876,000
SPDR® S&P 500® ETF Trust
	09/20/2014	173.00	650	165,750
	06/21/2014	188.00	1,900	672,600
Twitter, Inc.	05/17/2014	44.00	360	205,200
Valero Energy Corp.	06/21/2014	45.00	549	6,588
Zillow, Inc., Class A	05/02/2014	95.00	229	2,977

Total Purchased Put Options				3,678,257

TOTAL PURCHASED OPTIONS (Cost $10,880,166)				10,343,886

RIGHTS: 0.05%
Sanofi CVR, Expires: 12/31/2020(a)			873,835	419,441

TOTAL RIGHTS (Cost $413,853)				419,441

Semi-Annual Report | April 30, 2014	23

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.00%)
Money Market Fund (3.00%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	23,209,018	$23,209,018

TOTAL SHORT TERM INVESTMENTS (Cost $23,209,018)			23,209,018

TOTAL INVESTMENTS (73.04%) (Cost $544,955,321)			564,777,735

Other Assets In Excess of Liabilities (26.96%)			208,505,070
NET ASSETS (100.00%)			$773,282,805

(a)	Non-income producing security.
(b)	Less than 0.005%.
(c)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $28,267,000.

(d)	Security is currently in default.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2014, the market value of this security restricted under Rule 144A was $3,521,945, representing 0.46% of the Fund’s net assets.

24	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (-43.65%)
Basic Materials (-0.19%)
Chemicals (-0.19%)
FMC Corp.	(19,532)	$(1,503,964)

Total Basic Materials		(1,503,964)

Communications (-9.24%)
Internet (-8.63%)
Amazon.com, Inc.	(16,699)	(5,078,667)
Constant Contact, Inc.	(124,750)	(3,226,035)
Equinix, Inc.	(48,163)	(9,045,493)
Facebook, Inc., Class A	(147,526)	(8,819,104)
LinkedIn Corp., Class A	(34,767)	(5,335,691)
Marketo, Inc.	(139,506)	(3,786,193)
Netflix, Inc.	(13,000)	(4,186,520)
OpenTable, Inc.	(57,426)	(3,856,730)
Pandora Media, Inc.	(84,499)	(1,978,967)
Shutterfly, Inc.	(66,487)	(2,721,313)
Splunk, Inc.	(33,500)	(1,828,095)
SPS Commerce, Inc.	(29,669)	(1,536,854)
TripAdvisor, Inc.	(58,642)	(4,734,755)
Twitter, Inc.	(12,000)	(467,640)
Zillow, Inc., Class A	(92,304)	(10,033,445)

		(66,635,502)

Telecommunications (-0.61%)
Palo Alto Networks, Inc.	(73,385)	(4,665,818)
Verizon Communications, Inc.	(1,000)	(46,730)

		(4,712,548)

Total Communications		(71,348,050)

Consumer, Cyclical (-12.27%)
Airlines (-0.19%)
American Airlines Group, Inc.	(41,444)	(1,453,441)

Apparel (-1.81%)
Michael Kors Holdings Ltd.	(71,179)	(6,491,525)
Skechers U.S.A., Inc., Class A	(78,433)	(3,214,969)
Under Armour, Inc., Class A	(87,003)	(4,253,577)

		(13,960,071)

Semi-Annual Report | April 30, 2014	25

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Consumer, Cyclical (continued)
Auto Manufacturers (-0.51%)
Tesla Motors, Inc.	(18,800)	$(3,908,332)

Auto Parts & Equipment (-0.52%)
Dorman Products, Inc.	(69,464)	(3,997,653)

Entertainment (-0.44%)
International Speedway Corp., Class A	(54,594)	(1,716,435)
Vail Resorts, Inc.	(25,040)	(1,733,519)

		(3,449,954)

Housewares (-0.51%)
Toro Co.	(61,703)	(3,920,609)

Leisure Time (-1.13%)
Black Diamond, Inc.	(143,954)	(1,605,087)
Harley-Davidson, Inc.	(96,708)	(7,150,589)

		(8,755,676)

Lodging (-0.49%)
Wynn Resorts Ltd.	(18,620)	(3,796,432)

Retail (-6.67%)
Cabela’s, Inc.	(17,398)	(1,141,483)
CarMax, Inc.	(26,129)	(1,143,928)
Casey’s General Stores, Inc.	(25,965)	(1,782,757)
Chipotle Mexican Grill, Inc.	(7,446)	(3,711,831)
The Container Store Group, Inc.	(48,884)	(1,348,710)
DSW, Inc., Class A	(49,220)	(1,643,456)
Kate Spade & Co.	(158,494)	(5,510,836)
Lands’ End, Inc.	(3,609)	(99,789)
Mattress Firm Holding Corp.	(98,575)	(4,454,604)
McDonald’s Corp.	(51,131)	(5,183,661)
Red Robin Gourmet Burgers, Inc.	(52,533)	(3,571,193)
Restoration Hardware Holdings, Inc.	(63,530)	(3,963,637)
Sears Holdings Corp.	(12,000)	(525,720)
Sonic Corp.	(153,846)	(2,929,228)
Tiffany & Co.	(30,043)	(2,628,462)
Tractor Supply Co.	(81,200)	(5,459,888)

26	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Consumer, Cyclical (continued)
Walgreen Co.	(95,618)	$(6,492,462)

		(51,591,645)

Total Consumer, Cyclical		(94,833,813)

Consumer, Non-cyclical (-7.28%)
Beverages (-1.84%)
Boston Beer Co., Inc., Class A	(25,645)	(6,309,696)
Keurig Green Mountain, Inc.	(83,879)	(7,857,785)

		(14,167,481)

Biotechnology (-1.12%)
ARIAD Pharmaceuticals, Inc.	(500,000)	(3,635,000)
Illumina, Inc.	(36,859)	(5,007,295)

		(8,642,295)

Commercial Services (-0.52%)
The Advisory Board Co.	(70,303)	(4,025,550)

Food (-0.47%)
Kellogg Co.	(29,496)	(1,971,218)
Sprouts Farmers Market, Inc.	(53,066)	(1,696,520)

		(3,667,738)

Healthcare-Products (-1.23%)
Cepheid, Inc.	(104,400)	(4,539,312)
CR Bard, Inc.	(8,832)	(1,212,898)
Hospira, Inc.	(31,305)	(1,433,769)
Medtronic, Inc.	(400)	(23,528)
ResMed, Inc.	(45,035)	(2,244,995)

		(9,454,502)

Healthcare-Services (-0.23%)
Amedisys, Inc.	(133,550)	(1,820,286)

Pharmaceuticals (-1.87%)
Herbalife Ltd.	(20,056)	(1,202,959)
Keryx Biopharmaceuticals, Inc.	(205,801)	(3,039,681)
Neogen Corp.	(35,451)	(1,480,965)
OPKO Health, Inc.	(194,481)	(1,608,358)

Semi-Annual Report | April 30, 2014	27

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Consumer, Non-cyclical (continued)
Valeant Pharmaceuticals International, Inc.	(53,300)	$(7,126,743)

		(14,458,706)

Total Consumer, Non-cyclical		(56,236,558)

Energy (-3.43%)
Oil & Gas (-0.74%)
Linn Energy LLC	(201,167)	(5,737,283)

Oil & Gas Services (-0.62%)
Core Laboratories NV	(25,557)	(4,796,538)

Pipelines (-2.07%)
Energy Transfer Partners LP	(143,698)	(7,930,693)
Kinder Morgan Energy Partners LP	(106,454)	(8,024,502)

		(15,955,195)

Total Energy		(26,489,016)

Financials (-1.97%)
Diversified Financial Services (-0.17%)
Financial Engines, Inc.	(29,095)	(1,287,454)

Real Estate Investment Trusts (-1.80%)
AvalonBay Communities, Inc.	(22,380)	(3,055,989)
EastGroup Properties, Inc.	(36,710)	(2,321,907)
Equity One, Inc.	(81,194)	(1,829,301)
Post Properties, Inc.	(52,728)	(2,647,473)
Public Storage	(12,453)	(2,185,626)
Regency Centers Corp.	(36,937)	(1,936,607)

		(13,976,903)

Total Financials		(15,264,357)

Industrials (-3.78%)
Building Materials (-1.29%)
Lennox International, Inc.	(47,151)	(3,952,668)
Texas Industries, Inc.	(69,828)	(6,054,088)

		(10,006,756)

28	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Industrials (continued)
Electrical Components & Equipment (-0.44%)
Acuity Brands, Inc.	(27,387)	$(3,411,599)

Electronics (-0.37%)
FARO Technologies, Inc.	(71,635)	(2,858,236)

Engineering & Construction (-0.19%)
Fluor Corp.	(19,500)	(1,476,150)

Machinery-Diversified (-1.11%)
Applied Industrial Technologies, Inc.	(39,190)	(1,877,985)
Graco, Inc.	(27,666)	(2,005,785)
Nordson Corp.	(27,486)	(2,043,584)
Xylem, Inc.	(71,856)	(2,701,067)

		(8,628,421)

Miscellaneous Manufacturing (-0.38%)
CLARCOR, Inc.	(20,916)	(1,208,108)
TriMas Corp.	(47,904)	(1,717,837)

		(2,925,945)

Total Industrials		(29,307,107)

Technology (-5.49%)
Computers (-0.69%)
Apple, Inc.	(1,500)	(885,135)
Manhattan Associates, Inc.	(142,760)	(4,501,223)

		(5,386,358)

Semiconductors (-0.43%)
Cree, Inc.	(69,942)	(3,299,164)

Software (-4.37%)
athenahealth, Inc.	(18,692)	(2,311,079)
Blackbaud, Inc.	(54,674)	(1,664,823)
Concur Technologies, Inc.	(39,844)	(3,206,247)
Dealertrack Technologies, Inc.	(72,500)	(3,312,525)
Infoblox, Inc.	(227,110)	(4,455,898)
NetSuite, Inc.	(55,198)	(4,267,357)
Salesforce.com, Inc.	(78,390)	(4,048,843)
Tyler Technologies, Inc.	(32,751)	(2,674,119)
VMware, Inc., Class A	(32,000)	(2,960,320)

Semi-Annual Report | April 30, 2014	29

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Technology (continued)
Workday, Inc., Class A	(67,752)	$(4,950,639)

		(33,851,850)

Total Technology		(42,537,372)

TOTAL COMMON STOCKS (Proceeds $343,921,820)		(337,520,237)

EXCHANGE TRADED FUNDS (-24.86%)
Debt Funds (-6.64%)
iShares® 20+ Year Treasury Bond Fund	(341,146)	$(37,901,321)
SPDR® Capital High Yield Bond ETF	(325,183)	(13,446,317)

		(51,347,638)

Equity Funds (-18.22%)
Industrial Select Sector SPDR® Fund	(621,877)	(32,978,137)
iShares® MSCI Brazil Capped ETF	(60,198)	(2,831,714)
iShares® Nasdaq® Biotechnology Fund	(90,023)	(20,727,796)
iShares® Russell 2000® Fund	(618,206)	(69,226,708)
Market Vectors® Russia ETF	(326,000)	(7,403,460)
SPDR® S&P 500® ETF Trust	(40,000)	(7,537,200)
Technology Select Sector SPDR® Fund	(4,300)	(156,735)

		(140,861,750)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $191,164,967)		(192,209,388)

TOTAL SECURITIES SOLD SHORT (Proceeds $535,086,787)		$(529,729,625)

30	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

SCHEDULE OF WRITTEN OPTIONS

	Expiration Date	Exercise Price	Contracts	Value
WRITTEN OPTIONS (-1.29%)
Written Call Options (-0.88%)
CBOE® SPX® Volatility	05/21/2014	$23.00	(1,250)	$(10,000)
Coach, Inc.	05/02/2014	50.00	(120)	(360)
Cree, Inc.:
	05/17/2014	65.00	(425)	(850)
	05/17/2014	70.00	(150)	(150)
iShares® Russell 2000® Fund	06/21/2014	111.00	(1,686)	(626,349)
Market Vectors® Russia ETF	05/17/2014	23.00	(1,650)	(90,750)
McDonald’s Corp.:
	05/17/2014	95.00	(80)	(50,400)
	05/02/2014	99.00	(20)	(5,220)
	05/02/2014	100.00	(80)	(9,920)
	05/02/2014	101.00	(75)	(3,900)
Newmont Mining Corp.	06/21/2014	22.00	(2,000)	(614,000)
Nokia OYJ	07/19/2014	7.00	(353)	(24,710)
Pandora Media, Inc.	06/21/2014	43.00	(2,000)	(5,000)
PowerShares® QQQ Nasdaq 100® Index Fund	06/21/2014	86.63	(800)	(203,200)
Procter & Gamble Co.	07/19/2014	75.00	(600)	(465,000)
SPDR® S&P 500® ETF Trust	06/21/2014	171.00	(1,750)	(3,127,250)
Twitter, Inc.	05/17/2014	46.00	(650)	(13,000)
Yelp, Inc.:
	05/17/2014	95.00	(900)	(9,000)
	05/17/2014	100.00	(95)	(380)
Zillow, Inc., Class A:
	05/02/2014	96.00	(800)	(952,000)
	05/02/2014	97.00	(600)	(598,800)

TOTAL WRITTEN CALL OPTIONS (Premiums received $6,204,308)				(6,810,239)

Written Put Options (-0.41%)
Abercrombie & Fitch Co.
	05/17/2014	34.00	(3,352)	(117,320)
	06/21/2014	34.00	(600)	(88,200)
American Capital Agency Corp.	01/17/2015	18.00	(1,000)	(44,000)

Semi-Annual Report | April 30, 2014	31

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value
Written Put Options (continued)
Direxion Daily Gold Miners Bull 3x Shares
	01/17/2015	$5.00	(31)	$(6,510)
	01/17/2015	10.00	(119)	(77,945)
	01/17/2015	11.00	(2)	(1,510)
Exxon Mobil Corp.	01/17/2015	80.00	(35)	(3,045)
Herbalife Ltd.
	05/02/2014	50.00	(1,000)	(9,000)
	05/17/2014	50.00	(1,000)	(50,000)
iShares® Russell 2000® Fund	06/21/2014	111.00	(1,686)	(478,824)
Keurig Green Mountain, Inc.
	05/17/2014	90.00	(110)	(52,250)
	05/09/2014	93.00	(452)	(263,064)
	05/17/2014	95.00	(140)	(98,000)
Market Vectors® Russia ETF
	05/17/2014	22.00	(600)	(33,000)
	05/17/2014	23.00	(350)	(33,250)
McDonald’s Corp.	05/02/2014	100.00	(50)	(450)
Nokia OYJ	07/19/2014	7.00	(353)	(11,296)
Nucor Corp.	01/17/2015	40.00	(38)	(2,356)
Pfizer, Inc.
	01/17/2015	22.00	(66)	(1,320)
	01/17/2015	29.00	(2,100)	(298,200)
PowerShares® QQQ Nasdaq 100® Index Fund	06/21/2014	86.63	(800)	(150,400)
Procter & Gamble Co.	01/17/2015	75.00	(1,000)	(188,500)
Raytheon Co.	01/17/2015	57.50	(26)	(1,040)
SPDR® S&P 500® ETF Trust
	01/17/2015	150.00	(5,145)	(859,215)
	09/20/2014	161.00	(1,300)	(157,300)
Technology Select Sector SPDR® Fund	01/17/2015	26.00	(233)	(3,495)
Twitter, Inc.	05/17/2014	39.00	(720)	(165,600)
Valero Energy Corp.	06/21/2014	40.00	(1,078)	(3,773)

32	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Expiration Date	Exercise Price	Contracts	Value
Written Put Options (continued)
Zillow, Inc., Class A	05/02/2014	$88.00	(500)	$(4,000)

TOTAL WRITTEN PUT OPTIONS (Premiums received $4,718,239)				(3,202,863)

TOTAL WRITTEN OPTIONS (Premiums received $10,922,547)				$(10,013,102)

TOTAL RETURN SWAP CONTRACTS

Swap Counterparty	Reference Obligation	Notional Amount	Rate Paid by the Fund(a)	Rate Paid to the Fund(b)	Termination Date	Unrealized Appreciation
Bank of America Merrill Lynch	Crocodile Gold Group	$100,600	0.5525%	N/A	04/15/2015	$6,603

						$6,603

(a)	U.S. 1 Month LIBOR as of last reset + 0.40%.
(b)	The Fund receives dividend payments based on any dividend activity of the Reference Obligation.

Common Abbreviations:

ADR - American Depository Receipt.

AMT - Alternate Minimum Tax.

CBOE- Chicago Board Options Exchange.

CVR - Contingent Value Rights.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OYJ - Osakeyhtio is the Finnish equivalent of a public limited company.

PLC - Public Limited Company.

S&P - Standard & Poor’s.

SA - Generally designated corporations in various countries, mostly those employing civil law.

SPDR - Standard & Poor’s Depositary Receipt.

SPX - S&P 500® Index.

Semi-Annual Report | April 30, 2014	33

Whitebox Tactical Opportunities Fund	Schedule of Investments
April 30, 2014 (Unaudited)

Sector Allocation Chart as of April 30, 2014 (% of Net Assets)

                (Cash and Cash equivalents not  included)

See Notes to Financial Statements.
34	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
COMMON STOCKS (101.86%)
Basic Materials (0.59%)
Chemicals (0.26%)
OMNOVA Solutions, Inc.(a)(b)	24,000	$218,880

Forest Products & Paper (0.33%)
Xerium Technologies, Inc.(a)	21,000	283,500

Total Basic Materials		502,380

Communications (9.20%)
Advertising (0.16%)
MDC Partners, Inc., Class A	5,500	134,310

Internet (5.70%)
Angie’s List, Inc.(a)	18,000	203,580
eBay, Inc.(a)(b)	12,000	621,960
ePlus, Inc.(a)	10,250	512,910
Global Eagle Entertainment, Inc.(a)	65,000	716,950
Google, Inc., Class A(a)(b)	750	401,160
Google, Inc., Class C(a)(b)	750	394,995
Monitise PLC(a)	172,500	198,375
Perion Network Ltd.(a)	52,000	562,120
Priceline Group, Inc.(a)(b)	700	810,425
Safeguard Scientifics, Inc.(a)	12,000	252,120
TeleCommunication Systems, Inc., Class A(a)	55,000	140,250

		4,814,845

Media (0.26%)
Cumulus Media, Inc., Class A(a)	33,750	216,338

Telecommunications (3.08%)
Extreme Networks, Inc.(a)(b)	59,500	340,340
Finisar Corp.(a)	10,500	274,575
Fortinet, Inc.(a)	12,000	263,760
Neonode, Inc.(a)(b)	31,000	165,850
Vonage Holdings Corp.(a)(b)	195,000	748,800
Vringo, Inc.(a)(b)	128,000	523,520

Semi-Annual Report | April 30, 2014	35

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Communications (continued)
Zhone Technologies, Inc.(a)	105,000	$290,850

		2,607,695

Total Communications		7,773,188

Consumer, Cyclical (24.18%)
Airlines (4.31%)
Allegiant Travel Co.(b)	9,750	1,145,138
American Airlines Group, Inc., Escrow Shares(a)	52,166	78,275
Delta Air Lines, Inc.(b)	22,500	828,675
Gol Linhas Aereas Inteligentes SA, ADR(a)	154,370	1,003,405
Republic Airways Holdings, Inc.(a)	40,000	332,400
Spirit Airlines, Inc.(a)	4,500	255,780

		3,643,673

Auto Manufacturers (0.33%)
General Motors Co.	8,000	275,840

Auto Parts & Equipment (5.04%)
Cooper Tire & Rubber Co.	13,500	339,525
Delphi Automotive PLC	4,000	267,360
Lear Corp.(b)	9,250	768,305
Motorcar Parts of America, Inc.(a)(b)	58,500	1,605,240
Tenneco, Inc.(a)(b)	11,500	688,505
Tower International, Inc.(a)(b)	21,300	592,353

		4,261,288

Distribution/Wholesale (0.35%)
LKQ Corp.(a)	10,250	298,480

Entertainment (0.25%)
Speedway Motorsports, Inc.	11,500	209,185

Home Builders (0.46%)
KB Home(b)	23,750	392,113

Home Furnishings (1.13%)
Norcraft Cos., Inc.(a)(b)	43,900	697,132

36	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Consumer, Cyclical (continued)
Select Comfort Corp.(a)(b)	14,000	$257,600

		954,732

Leisure Time (0.49%)
Malibu Boats, Inc., Class A(a)	18,420	410,029

Lodging (0.28%)
Century Casinos, Inc.(a)(b)	39,000	232,050

Retail (11.54%)
Asbury Automotive Group, Inc.(a)	4,000	246,960
BJ’s Restaurants, Inc.(a)	13,750	392,562
Buffalo Wild Wings, Inc.(a)	4,750	694,070
Cabela’s, Inc.(a)	8,250	541,282
Conn’s, Inc.(a)(b)	25,750	1,138,922
Dillard’s, Inc., Class A	5,000	489,650
Dollar General Corp.(a)	150	8,466
Dollar Tree, Inc.(a)(b)	14,500	755,015
Ezcorp, Inc., Class A(a)	12,150	126,725
Group 1 Automotive, Inc.(b)	8,750	631,138
The Pantry, Inc.(a)(b)	26,500	398,560
Pier 1 Imports, Inc.	14,500	264,770
Sportsman’s Warehouse Holdings, Inc.(a)	25,900	272,727
Starbucks Corp.(b)	19,000	1,341,780
Wal-Mart Stores, Inc.(b)	12,500	996,375
World Fuel Services Corp.(b)	10,000	455,400
Yum! Brands, Inc.(b)	13,000	1,000,870

		9,755,272

Total Consumer, Cyclical		20,432,662

Consumer, Non-cyclical (22.21%)
Beverages (1.68%)
PepsiCo, Inc.(b)	16,500	1,417,185

Biotechnology (1.16%)
Celgene Corp.(a)	3,750	551,287
Enzo Biochem, Inc.(a)	27,000	113,400
Nanosphere, Inc.(a)	134,400	229,824

Semi-Annual Report | April 30, 2014	37

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Consumer, Non-cyclical (continued)
Venaxis, Inc.(a)	42,900	$89,661

		984,172

Commercial Services (5.46%)
Cenveo, Inc.(a)	55,800	172,422
Deluxe Corp.(b)	30,250	1,662,237
Ennis, Inc.	26,000	388,960
KAR Auction Services, Inc.(b)	29,000	863,620
Newtek Business Services, Inc.(a)	36,000	99,360
Providence Service Corp.(a)(b)	4,300	174,623
Steiner Leisure Ltd.(a)(b)	4,750	205,057
TeleTech Holdings, Inc.(a)	11,250	271,463
TravelCenters of America LLC(a)(b)	37,000	280,090
TrueBlue, Inc.(a)	9,000	240,750
United Rentals, Inc.(a)(b)	2,750	258,033

		4,616,615

Cosmetics/Personal Care (0.82%)
Colgate-Palmolive Co.(b)	10,250	689,825

Healthcare-Products (6.23%)
Cardica, Inc.(a)	56,100	60,027
Medtronic, Inc.(b)	18,000	1,058,760
MiMedx Group, Inc.(a)(b)	30,000	173,400
Patterson Cos., Inc.(b)	19,500	793,650
Stryker Corp.(b)	8,750	680,312
Synergetics USA, Inc.(a)	45,000	149,850
TearLab Corp.(a)	30,000	129,600
Trinity Biotech PLC, Sponsored ADR(b)	90,750	2,224,283

		5,269,882

Healthcare-Services (3.56%)
Addus HomeCare Corp.(a)	25,750	556,715
LifePoint Hospitals, Inc.(a)(b)	20,150	1,126,788
UnitedHealth Group, Inc.(b)	14,000	1,050,560
US Physical Therapy, Inc.	8,800	271,480

		3,005,543

Pharmaceuticals (3.30%)
Catamaran Corp.(a)	12,500	471,875
Jazz Pharmaceuticals PLC(a)	4,250	573,325
Johnson & Johnson(b)	11,250	1,139,513
Mead Johnson Nutrition Co.	250	22,065

38	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Consumer, Non-cyclical (continued)
Supernus Pharmaceuticals, Inc.(a)(b)	70,500	$578,805

		2,785,583

Total Consumer, Non-cyclical		18,768,805

Energy (4.98%)
Oil & Gas (4.37%)
Bellatrix Exploration Ltd.(a)	25,000	243,000
Cobalt International Energy, Inc.(a)	14,500	261,000
Diamondback Energy, Inc.(a)	2,000	143,880
Gran Tierra Energy, Inc.(a)(b)	145,000	1,036,750
Ithaca Energy, Inc.(a)	52,500	137,655
Newfield Exploration Co.(a)	7,000	236,950
PBF Energy, Inc., Class A	8,500	261,630
Penn Virginia Corp.(a)(b)	15,000	249,600
Swift Energy Co.(a)	21,000	258,930
Vantage Drilling Co.(a)(b)	380,000	634,600
Vertex Energy, Inc.(a)	27,500	223,575

		3,687,570

Oil & Gas Services (0.61%)
Hornbeck Offshore Services, Inc.(a)	6,500	269,295
MRC Global, Inc.(a)	8,500	248,115

		517,410

Total Energy		4,204,980

Financials (14.54%)
Banks (0.77%)
Ameris Bancorp(a)	10,000	212,700
First BanCorp(a)	38,500	197,890
OFG Bancorp	14,000	238,840

		649,430

Diversified Financial Services (5.36%)
AerCap Holdings NV(a)	7,750	323,407
Consumer Portfolio Services, Inc.(a)	39,000	272,220
Encore Capital Group, Inc.(a)(b)	17,500	756,350
Federal Agricultural Mortgage Corp., Class C	8,500	302,430
Fly Leasing Ltd., ADR	15,000	210,750
Nationstar Mortgage Holdings, Inc.(a)	9,250	302,753
Nelnet, Inc., Class A(b)	32,750	1,384,015
Och-Ziff Capital Management Group LLC, Class A	20,000	239,800
Ocwen Financial Corp.(a)(b)	5,750	217,925

Semi-Annual Report | April 30, 2014	39

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Financials (continued)
Stonegate Mortgage Corp.(a)(b)	41,000	$518,650

		4,528,300

Insurance (3.46%)
Assured Guaranty Ltd.(b)	13,750	328,762
HCI Group, Inc.(b)	8,347	322,862
Lincoln National Corp.(b)	9,250	448,718
Maiden Holdings Ltd.	36,000	424,800
MBIA, Inc.(a)(b)	42,250	512,070
MetLife, Inc.	5,500	287,925
National Western Life Insurance Co., Class A(b)	1,400	326,550
United Insurance Holdings Corp.(b)	18,000	274,500

		2,926,187

Investment Companies (0.31%)
Apollo Investment Corp.	33,000	263,670

Private Equity (0.81%)
American Capital Ltd.(a)(b)	45,854	687,351

Real Estate Investment Trusts (3.59%)
Ashford Hospitality Trust, Inc.(b)	32,000	328,320
Cherry Hill Mortgage Investment Corp.(b)	24,000	455,520
CommonWealth REIT	7,000	177,870
CyrusOne, Inc.(b)	16,500	330,000
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,000	198,300
New Residential Investment Corp.	44,500	271,450
RAIT Financial Trust(b)	98,000	801,640
Select Income REIT(b)	15,300	470,934

		3,034,034

Savings & Loans (0.24%)
Pacific Premier Bancorp, Inc.(a)	14,600	199,290

Total Financials		12,288,262

Industrials (18.80%)
Aerospace & Defense (2.88%)
B/E Aerospace, Inc.(a)	8,750	767,987
Esterline Technologies Corp.(a)(b)	9,000	981,180

40	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Industrials (continued)
United Technologies Corp.(b)	5,750	$680,398

		2,429,565

Building Materials (1.39%)
Builders FirstSource, Inc.(a)	55,600	436,460
Nortek, Inc.(a)	2,750	225,940
Stock Building Supply Holdings, Inc.(a)(b)	21,000	363,510
US Concrete, Inc.(a)	6,000	147,720

		1,173,630

Electrical Components & Equipment (2.73%)
Emerson Electric Co.(b)	12,500	852,250
General Cable Corp.	10,000	256,200
Hubbell, Inc., Class B(b)	7,750	912,330
PowerSecure International, Inc.(a)(b)	13,000	288,990

		2,309,770

Electronics (1.50%)
Coherent, Inc.(a)	4,000	238,840
Flextronics International Ltd.(a)(b)	47,800	429,722
Methode Electronics, Inc.	9,000	249,660
Parametric Sound Corp.(a)	16,003	147,388
Stoneridge, Inc.(a)(b)	19,000	203,110

		1,268,720

Engineering & Construction (2.34%)
Granite Construction, Inc.(b)	16,500	616,770
KBR, Inc.	16,250	412,263
Tutor Perini Corp.(a)(b)	32,000	947,200

		1,976,233

Environmental Control (0.25%)
Tetra Tech, Inc.(a)(b)	7,400	212,158

Metal Fabricate/Hardware (0.29%)
Rexnord Corp.(a)(b)	9,000	240,660

Miscellaneous Manufacturing (3.97%)
3M Co.(b)	7,250	1,008,403
Crane Co.(b)	9,250	672,752
Danaher Corp.(b)	10,750	788,835
Harsco Corp.	11,000	263,230

Semi-Annual Report | April 30, 2014	41

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Industrials (continued)
MFRI, Inc.(a)	8,750	$95,287
Movado Group, Inc.	13,400	526,352

		3,354,859

Packaging & Containers (0.84%)
Berry Plastics Group, Inc.(a)(b)	11,500	258,635
Graphic Packaging Holding Co.(a)	16,000	164,160
Rock-Tenn Co., Class A	3,000	286,830

		709,625

Transportation (2.61%)
Aegean Marine Petroleum Network, Inc.(b)	68,000	627,640
Dynagas LNG Partners LP	8,500	185,385
Heartland Express, Inc.(b)	29,750	647,360
Roadrunner Transportation Systems, Inc.(a)	12,000	295,560
Safe Bulkers, Inc.	24,500	198,940
Scorpio Tankers, Inc.	28,000	252,280

		2,207,165

Total Industrials		15,882,385

Technology (7.36%)
Computers (3.23%)
Cognizant Technology Solutions Corp., Class A(a)	11,500	550,907
EPAM Systems, Inc.(a)	6,750	210,128
Fusion-io, Inc.(a)(b)	41,500	358,145
Icad, Inc.(a)	79,000	685,720
Netlist, Inc.(a)	82,000	132,840
Quantum Corp.(a)(b)	332,500	359,100
Sykes Enterprises, Inc.(a)	22,000	435,380

		2,732,220

Semiconductors (2.15%)
Aeroflex Holding Corp.(a)	52,500	401,625
Atmel Corp.(a)(b)	44,000	341,880
Axcelis Technologies, Inc.(a)	63,000	112,770
Fairchild Semiconductor International, Inc.(a)	18,500	235,505
Himax Technologies, Inc., ADR	15,000	130,800
LTX-Credence Corp.(a)(b)	28,500	274,455
Rudolph Technologies, Inc.(a)	1,000	9,110
Silicon Motion Technology Corp., ADR(b)	18,900	313,551

		1,819,696

42	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

	Shares	Value
Technology (continued)
Software (1.98%)
Acxiom Corp.(a)	6,500	$183,560
Aspen Technology, Inc.(a)(b)	6,750	290,182
InnerWorkings, Inc.(a)	21,000	151,200
MedAssets, Inc.(a)(b)	18,000	410,940
Planet Payment, Inc.(a)	72,500	190,675
Qlik Technologies, Inc.(a)	10,500	230,790
Simulations Plus, Inc.	400	2,420
Tangoe, Inc.(a)	14,000	210,560

		1,670,327

Total Technology		6,222,243

TOTAL COMMON STOCKS (Cost $85,589,503)		86,074,905

EXCHANGE TRADED FUNDS (0.18%)
Equity Funds (0.18%)
Market Vectors® Gold Miners ETF	6,250	150,687

TOTAL EXCHANGE TRADED FUNDS (Cost $149,693)		150,687

WARRANTS: 0.01%
EnteroMedics, Inc., Strike Price: $1.90,
Expires: 09/28/2016(a)	19,964	6,281

TOTAL WARRANTS
(Cost $26,248)		6,281

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.53%)
Money Market Fund (4.53%)
Wells Fargo Advantage 100% Treasury Money Market Fund, Administrator Class	0.00001%	3,831,300	3,831,300

TOTAL SHORT TERM INVESTMENTS (Cost $3,831,300)			3,831,300

Semi-Annual Report | April 30, 2014	43

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

Value
TOTAL INVESTMENTS (106.58%)
(Cost $89,596,744)	$90,063,173

Liabilities in Excess of Other Assets (-6.58%)	(5,559,919)
NET ASSETS (100.00%)	$84,503,254

(a)	Non-income producing security.
(b)

Security position is either entirely or partially held in a segregated account as collateral for securities sold short, written options and total return swap contracts aggregating a total market value of $29,365,953.

44	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counterparty: Bank of America Merrill Lynch

Reference Obligation: Whitebox Market Neutral Equity Fund - Basket of Securities

Paid by Fund: 1 Month LIBOR plus 40 bps and any negative return of reference basket of securities.

Received by Fund: 1 Month LIBOR less 100 bps and any negative return of reference basket of securities.

Termination Date: November 3, 2014

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long Positions
Sportsman’s Warehouse Holdings, Inc.	21,100	$222,183	$15,669

Total Long Positions		222,183	15,669

Short Positions
8x8, Inc.	(70,000)	(679,000)	40,600
Abaxis, Inc.	(7,400)	(300,514)	116
Advisory Board Co.	(3,750)	(214,725)	9,737
Affymetrix, Inc.	(32,500)	(241,475)	(17,989)
American Airlines Group, Inc.	(3,110)	(109,068)	(4,199)
Armstrong World Industries, Inc.	(4,750)	(249,660)	4,282
AvalonBay Communities, Inc., REIT	(4,250)	(580,337)	(8,500)
Bank of the Ozarks, Inc.	(11,750)	(703,825)	11,163
BankFinancial Corp.	(7,250)	(71,340)	643
Bankrate, Inc.	(7,750)	(135,780)	(4,882)
Barnes Group, Inc.	(8,750)	(337,050)	441
Black Diamond, Inc.	(26,500)	(295,475)	(6,360)
Blount International, Inc.	(54,000)	(603,180)	16,701
Boeing Co.	(5,500)	(709,610)	(23,396)
Boston Beer Co., Inc., Class A	(3,000)	(738,120)	(37,200)
Brady Corp., Class A	(25,000)	(644,750)	348
Briggs & Stratton Corp.	(23,000)	(491,510)	10,215
Cadiz, Inc.	(30,100)	(193,543)	(11,739)
Cavco Industries, Inc.	(7,900)	(615,805)	(12,787)
Celadon Group, Inc.	(19,250)	(442,942)	(7,303)
Cepheid, Inc.	(13,500)	(586,980)	35,484
CH Robinson Worldwide, Inc.	(3,700)	(217,930)	(10,715)
Citizens, Inc.	(61,500)	(404,055)	1,845
Clean Energy Fuels Corp.	(50,250)	(444,712)	7,785
Cohen & Steers, Inc.	(5,750)	(232,932)	4,830
Connecticut Water Service, Inc.	(4,250)	(138,125)	(978)
Constant Contact, Inc.	(16,500)	(426,690)	7,447
Consumer Discretionary Select Sector SPDR® Fund	(74,500)	(4,756,080)	(67,782)
Consumer Staples Select Sector SPDR® Fund	(56,500)	(2,499,560)	(57,809)

Semi-Annual Report | April 30, 2014	45

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Costco Wholesale Corp.	(6,000)	$(694,080)	$(20,198)
Cree, Inc.	(3,500)	(165,095)	28,407
Crimson Wine Group Ltd.	(14,678)	(130,487)	(1,458)
Dean Foods Co.	(30,250)	(479,160)	(10,036)
Deere & Co.	(4,750)	(443,365)	(4,291)
Deltic Timber Corp.	(3,500)	(212,625)	560
DENTSPLY International, Inc.	(5,000)	(223,150)	406
DexCom, Inc.	(9,500)	(308,180)	17,100
Energy Recovery, Inc.	(29,000)	(148,190)	(7,250)
Equity One, Inc., REIT	(22,750)	(512,557)	(5,460)
Essex Property Trust, Inc., REIT	(2,750)	(476,465)	(16,968)
Facebook, Inc., Class A	(6,750)	(403,515)	522
FedEx Corp.	(7,000)	(953,750)	(25,971)
Forrester Research, Inc.	(15,850)	(561,565)	(7,925)
Gorman-Rupp Co.	(18,300)	(568,215)	(15,082)
Graco, Inc.	(7,250)	(525,625)	1,914
GrafTech International Ltd.	(43,500)	(487,635)	(388)
Griffin Land & Nurseries, Inc.	(1,300)	(37,960)	416
Harley-Davidson, Inc.	(3,500)	(258,790)	(29,995)
Hawkins, Inc.	(3,500)	(126,700)	(420)
Health Care Select Sector SPDR® Fund	(10,600)	(616,072)	(4,116)
HeartWare International, Inc.	(5,000)	(424,800)	3,553
Hill-Rom Holdings, Inc.	(9,250)	(345,580)	(7,665)
Home Depot, Inc.	(5,300)	(421,403)	1,221
IDEXX Laboratories, Inc.	(3,250)	(410,930)	(26,997)
inContact, Inc.	(16,000)	(132,000)	5,120
Industrial Select Sector SPDR® Fund	(19,000)	(1,007,570)	(11,708)
Inter Parfums, Inc.	(16,000)	(585,440)	(42,488)
Interactive Intelligence Group, Inc.	(1,750)	(109,497)	7,980
International Speedway Corp., Class A	(6,000)	(188,640)	2,760
Intuitive Surgical, Inc.	(750)	(271,275)	41,837
iShares® MSCI Brazil Capped ETF	(14,950)	(703,248)	(16,445)
iShares® Nasdaq Biotechnology ETF	(6,000)	(1,381,500)	(69,519)
iShares® Russell 2000® Index Fund	(152,850)	(17,116,143)	(112,625)
Jamba, Inc.	(17,000)	(188,020)	6,970
Kroger Co.	(13,000)	(598,520)	(24,983)
L-3 Communications Holdings, Inc.	(4,000)	(461,480)	4,748
Landauer, Inc.	(21,000)	(908,040)	(9,660)
LinkedIn Corp., Class A	(1,250)	(191,837)	23,326
Lowe’s Cos, Inc.	(9,050)	(415,485)	1,498
Marcus Corp.	(15,500)	(259,315)	13,748
Marketo, Inc.	(3,500)	(94,990)	14,945

46	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Mattress Firm Holding Corp.	(11,000)	$(497,090)	$770
Middlesex Water Co.	(11,000)	(223,630)	1,100
Neogen Corp.	(49,050)	(2,049,064)	16,361
Oshkosh Corp.	(3,750)	(208,163)	3,980
Owens Corning	(6,500)	(265,525)	3,113
Pandora Media, Inc.	(3,250)	(76,115)	9,003
Papa John’s International, Inc.	(8,000)	(350,880)	32,274
Pentair Ltd.	(6,000)	(445,740)	20,171
PerkinElmer, Inc.	(10,750)	(451,178)	21,732
Perrigo Co. PLC	(3,250)	(470,795)	(8,374)
Pinnacle Entertainment, Inc.	(6,250)	(145,438)	(2,226)
Pinnacle Foods, Inc.	(15,750)	(478,800)	(12,622)
Prestige Brands Holdings, Inc.	(9,250)	(310,060)	(49,417)
PriceSmart, Inc.	(4,250)	(408,170)	(6,060)
QIAGEN NV	(11,500)	(251,850)	(17,642)
Raven Industries, Inc.	(10,250)	(316,725)	21,730
RBC Bearings, Inc.	(8,000)	(498,080)	(1,350)
Regency Centers Corp., REIT	(13,750)	(720,913)	(10,038)
Regeneron Pharmaceuticals, Inc.	(750)	(222,668)	(6,608)
Restoration Hardware Holdings, Inc.	(3,250)	(202,768)	4,322
Ritchie Bros Auctioneers, Inc.	(8,750)	(218,750)	(7,446)
RLI Corp.	(25,000)	(1,076,500)	(13,750)
Shenandoah Telecommunications Co.	(7,000)	(196,210)	8,817
Sonoco Products Co.	(16,000)	(673,280)	(6,078)
SPDR® S&P MidCap 400® ETF Trust	(20,500)	(5,057,760)	(71,223)
SPX Corp.	(2,500)	(254,600)	(4,947)
Staples, Inc.	(17,500)	(218,750)	(7,655)
STERIS Corp.	(16,250)	(780,813)	28,856
Sun Hydraulics Corp.	(13,500)	(551,880)	(3,891)
Target Corp.	(6,800)	(419,900)	950
Tennant Co.	(6,500)	(414,635)	(7,818)
Texas Capital Bancshares, Inc.	(6,250)	(351,188)	40,562
The Medicines Co.	(200)	(5,320)	(91)
The St. Joe Co.	(23,250)	(415,012)	11,625
Thermo Fisher Scientific, Inc.	(1,800)	(205,200)	9,946
Titan International, Inc.	(19,000)	(332,690)	(24,342)
Tootsie Roll Industries, Inc.	(17,500)	(493,325)	5,775
Toro Co.	(3,750)	(238,275)	(3,273)
Tractor Supply Co.	(5,000)	(336,200)	(259)
TriMas Corp.	(10,500)	(376,530)	(34,923)
Triumph Group, Inc.	(8,000)	(518,480)	(7,484)
Tyco International Ltd.	(10,750)	(439,675)	1,200

Semi-Annual Report | April 30, 2014	47

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (continued)

Reference Security	Shares	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short Positions (continued)
Under Armour, Inc., Class A	(4,250)	$(207,783)	$15,508
United Natural Foods, Inc.	(2,250)	(155,318)	(7,628)
United Parcel Service, Inc., Class B	(9,500)	(935,750)	(23,866)
Vail Resorts, Inc.	(2,100)	(145,383)	(8,463)
Vascular Solutions, Inc.	(17,400)	(381,234)	25,065
ViewPoint Financial Group, Inc.	(17,750)	(462,743)	8,342
WD-40 Co.	(6,000)	(437,040)	(12,420)
Westamerica Bancorporation	(12,450)	(632,709)	11,027
Whole Foods Market, Inc.	(8,250)	(410,025)	(5,280)
Woodward, Inc.	(7,875)	(353,036)	(28,970)
Yelp, Inc.	(3,750)	(218,700)	20,494
Zillow, Inc., Class A	(4,750)	(516,325)	(84,186)

Total Short Positions		(79,638,338)	(570,226)

Total Positions		$(79,416,155)	$(554,557)

Common Abbreviations:

ADR - American Depository Receipt.

ETF - Exchange Traded Fund.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

Ltd. - Limited.

MSCI - Morgan Stanley Capital International.

NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard and Poor’s.

SA - Generally designated corporations in various countries, mostly those employing civil law.

SPDR - Standard and Poor’s Depository Receipt.

48	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Schedule of Investments
April 30, 2014 (Unaudited)

Sector Allocation Chart as of April 30, 2014 (% of Net Assets)

            (Cash and Cash equivalents not included)

    See Notes to Financial Statements.

Semi-Annual Report | April 30, 2014	49

Whitebox Mutual Funds	Statements of Assets and Liabilities
April 30, 2014 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity

ASSETS:

Investments, at value (cost $544,955,321 and $89,596,771)	$564,777,735	$90,063,173
Deposit with broker for securities sold short, written options and total return swap contracts	749,380,016	–
Unrealized appreciation on total return swap contracts	6,603	–
Receivable for investments sold	15,791,244	1,561,173
Receivable for shares sold	7,143,713	43,326
Interest receivable	225,176	–
Dividends receivable	184,860	30,901
Prepaid assets	68,014	31,027

Total Assets	1,337,577,361	91,729,600

LIABILITIES:

Securities sold short (proceeds $535,086,787 and $–)	529,729,625	–
Written options, at value (premiums received $10,922,547 and $–)	10,013,102	–
Payable due to broker for written options and total return swap contracts	–	4,728,683
Payable for total return swap contract payments	26	332,471
Payable for dividend expense on securities sold short	197,402	–
Unrealized depreciation on total return swap contracts	–	554,557
Payable for investments purchased	23,236,723	1,445,235
Payable for shares redeemed	295,908	–
Payable due to investment adviser	644,272	85,362
Payable for distribution and service fees	29,288	3,614
Payable to trustees	268	268
Payable for chief compliance officer fee	6,312	7,094
Accrued expenses and other liabilities	141,630	69,062

Total Liabilities	564,294,556	7,226,346

NET ASSETS	$773,282,805	$84,503,254

See Notes to Financial Statements.

50	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Assets and Liabilities (continued)
April 30, 2014 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity

NET ASSETS CONSIST OF:

Paid-in capital	$741,246,949	$80,649,907
Accumulated net investment loss	(3,234,959)	(1,253,424)
Accumulated net realized gain on investments, securities sold short, written options and total return swaps contracts	9,175,191	5,194,926
Net unrealized appreciation/(depreciation) on investments, securities sold short, written options and total return swap contracts	26,095,624	(88,155)

NET ASSETS	$773,282,805	$84,503,254

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$13.03	$11.10
Net Assets	$148,173,937	$18,940,107
Shares of beneficial interest outstanding	11,371,857	1,705,857
Institutional Class:
Net Asset Value, offering and redemption price per share	$13.12	$11.15
Net Assets	$625,108,868	$65,563,147
Shares of beneficial interest outstanding	47,657,304	5,881,854

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	51

Whitebox Mutual Funds	Statements of Operations
For the Six Months Ended April 30, 2014 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity

INVESTMENT INCOME:
Interest	$274,011	$–
Dividends	3,348,336	275,939
Foreign taxes withheld	(4,073)	(590)

Total Investment Income	3,618,274	275,349

EXPENSES:
Investment advisory fee	2,604,809	469,599
Administration fee	126,261	21,985
Distribution and service fees
Investor Class	95,464	11,409
Advisor Class	34,796	6,913
Custodian fee	15,698	23,843
Legal and audit fees	106,188	31,750
Transfer agent fee	31,151	27,397
Trustees’ fees and expenses	19,018	19,018
State registration fees	29,269	25,196
Chief compliance officer fee	11,312	12,094
Dividend expense on securities sold short	2,016,396	900
Interest expense	1,169,111	280,284
Recoupment of previously waived fees
Investor Class	70,712	–
Advisor Class(a)	35,306	–
Institutional Class	328,996	–
Other expenses	66,158	17,911

Total expenses	6,760,645	948,299

Less fees waived/reimbursed by investment adviser
Investor Class	–	(15,452)
Advisor Class(a)	–	(12,265)
Institutional Class	–	(88,510)

Total Net Expenses	6,760,645	832,072

NET INVESTMENT LOSS:	(3,142,371)	(556,723)

See Notes to Financial Statements.
52	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Statements of Operations (continued)
For the Six Months Ended April 30, 2014 (Unaudited)

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity

Net realized gain on investments	$14,289,438	$6,673,814
Net realized gain/(loss) on securities sold short	(10,297,970)	53,512
Net realized gain on written options	6,049,101	3,054
Net realized gain/(loss) on total return swap contracts	64,313	(1,379,346)
Net change in unrealized appreciation/(depreciation) on investments	10,933,126	(1,030,299)
Net change in unrealized appreciation on securities sold short	10,297,054	–
Net change in unrealized appreciation on written options	204,387	1,533
Net change in unrealized depreciation on total return swap contracts	(22,059)	(122,565)

Net realized and unrealized gain on investments, securities sold short, written options and total return swap contracts	31,517,390	4,199,703

Net increase in net assets resulting from operations	$28,375,019	$3,642,980

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	53

Whitebox Tactical Opportunities Fund	Statements of Changes in Net Assets

	Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
OPERATIONS:
Net investment loss	$(3,142,371)	$(1,401,972)
Net realized gain on investments, securities sold short, written options, total return swaps, and foreign currency transactions	10,104,882	10,159,590
Net change in unrealized appreciation on investments, securities sold short, written options and total return swap contracts	21,412,508	4,108,838

Net increase in net assets resulting from operations	28,375,019	12,866,456

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	–	(8,138)
Advisor Class	–	(16,034)
Institutional Class	–	(13,650)
From net realized gains on investments:
Investor Class	(549,884)	(65,834)
Advisor Class	(1,291,400)	(135,241)
Institutional Class	(7,763,619)	(103,910)

Total distributions	(9,604,903)	(342,807)

See Notes to Financial Statements.
54	www.whiteboxmutualfunds.com

Statements of Changes
Whitebox Tactical Opportunities Fund	in Net Assets (continued)

	Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	$132,717,209	$16,608,565
Dividends reinvested	546,874	73,576
Shares redeemed, net of redemption fees	(9,839,902)	(1,275,866)

Net increase from share transactions	123,424,181	15,406,275

Advisor Class(a)
Shares sold	40,012,480	43,836,862
Dividends reinvested	1,251,344	141,628
Shares redeemed, net of redemption fees	(88,863,411)	(5,710,974)

Net increase/(decrease) from share transactions	(47,599,587)	38,267,516

Institutional Class
Shares sold	375,471,619	252,947,687
Dividends reinvested	7,286,898	114,466
Shares redeemed, net of redemption fees	(31,781,024)	(9,055,154)

Net increase from share transactions	350,977,493	244,006,999

Net increase in net assets	445,572,203	310,204,439

NET ASSETS:
Beginning of period	327,710,602	17,506,163

End of period (including accumulated net investment loss of $(3,234,959) and $(92,588))	$773,282,805	$327,710,602

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	55

Statements of Changes
Whitebox Market Neutral Equity Fund	in Net Assets

	Six Months Ended April 30, 2014(a) (Unaudited)	For the Year Ended October 31, 2013
OPERATIONS:
Net investment loss	$(556,723)	$(120,571)
Net realized gain/(loss) on investments, securities sold short, written options, total return swap contracts, and foreign currency transactions	5,351,034	(22,244)
Long-term capital gain distributions from other investment companies	–	189
Net change in unrealized appreciation/(depreciation) on investments, securities sold short, written options and total return swap contracts	(1,151,331)	1,063,176

Net increase in net assets resulting from operations	3,642,980	920,550

DISTRIBUTIONS TO SHAREHOLDERS:

From net realized gains on investments
Investor Class	(24,953)	–
Advisor Class	(183,015)	–
Institutional Class	(608,266)	–

Total distributions	(816,234)	–

See Notes to Financial Statements.
56	www.whiteboxmutualfunds.com

Statements of Changes
Whitebox Market Neutral Equity Fund	in Net Assets (continued)

	Six Months Ended April 30, 2014(a) (Unaudited)	For the Year Ended October 31, 2013
CAPITAL SHARE TRANSACTIONS (NOTE 8):
Investor Class
Shares sold	22,320,676	1,359,991
Dividends reinvested	24,953	–
Shares redeemed, net of redemption fees	(5,051,684)	(203,372)

Net increase from share transactions	17,293,945	1,156,619

Advisor Class(b)
Shares sold	11,388,152	6,750,513
Dividends reinvested	166,579	–
Shares redeemed, net of redemption fees	(17,690,822)	(1,019,297)

Net increase/(decrease) from share transactions	(6,136,091)	5,731,216

Institutional Class
Shares sold	42,757,029	35,274,331
Dividends reinvested	545,777	–
Shares redeemed, net of redemption fees	(2,149,908)	(13,716,960)

Net increase from share transactions	41,152,898	21,557,371

Net increase in net assets	55,137,498	29,365,756

NET ASSETS:
Beginning of period	29,365,756	–

End of period (including accumulated net investment loss of $(1,253,424) and $(696,701))	$84,503,254	$29,365,756

(a)	Prior to January 31, 2014 the Whitebox Market Neutral Equity was known as the Whitebox Long Short Equity Fund.
(b)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding shares of the Advisor Class were converted into Investor Class.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	57

Whitebox Tactical Opportunities Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

	Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.77	$11.43	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.08)	(0.18)	(0.03)
Net realized and unrealized gain on investments	0.66	1.72	1.46

Total from Investment Operations	0.58	1.54	1.43

LESS DISTRIBUTIONS:
From investment income	–	(0.02)	–
From net realized gains	(0.32)	(0.18)	–

Total Distributions	(0.32)	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	–	0.00(b)	0.00(b)

NET INCREASE IN NET ASSET VALUE	0.26	1.34	1.43

NET ASSET VALUE, END OF PERIOD	$13.03	$12.77	$11.43

TOTAL RETURN	4.60%(c)	13.67%	14.30%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$148,174	$20,394	$4,031
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	2.90%(e)	3.05%	10.16%(e)
Expenses including fee waivers and reimbursements(d)	2.90%(e)	2.72%	1.92%(e)
Net investment loss	(1.32)%(e)	(1.45)%	(0.34)%(e)

PORTFOLIO TURNOVER RATE	76%(c)	163%	74%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 1.30% of the average net assets for the six months ended April 30, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.
58	www.whiteboxmutualfunds.com

Whitebox Tactical Opportunities Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

	Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013	For the Period December 1, 2011 (Commencement) to October 31, 2012

NET ASSET VALUE, BEGINNING OF PERIOD	$12.84	$11.46	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.07)	(0.16)	(0.02)
Net realized and unrealized gain on investments	0.67	1.74	1.48

Total from Investment Operations	0.60	1.58	1.46

LESS DISTRIBUTIONS:
From investment income	–	(0.02)	–
From net realized gains	(0.32)	(0.18)	–

Total Distributions	(0.32)	(0.20)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (b)	0.00 (b)	0.00 (b)

NET INCREASE IN NET ASSET VALUE	0.28	1.38	1.46

NET ASSET VALUE, END OF PERIOD	$13.12	$12.84	$11.46

TOTAL RETURN	4.73%(c)	14.01%	14.60%(c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$625,109	$258,886	$5,453
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	2.61%(e)	2.70%	9.44%(e)
Expenses including fee waivers and reimbursements(d)	2.61%(e)	2.47%	1.67%(e)
Net investment loss	(1.15)%(e)	(1.34)%	(0.17)%(e)

PORTFOLIO TURNOVER RATE	76%(c)	163%	74%(c)

(a)	Per share amounts are based upon average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 1.30% of the average net assets for the six months ended April 30, 2014, 1.12% of the average net assets for the year ended October 31, 2013 and 0.32% (annualized) of the average net assets for the period ended October 31, 2012.

(e)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	59

Whitebox Market Neutral Equity Fund	Financial Highlights
Investor Class	For a share outstanding throughout the periods presented

	Six Months Ended April 30, 2014(a) (Unaudited)	For the Year Ended October 31, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$10.62	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.12)	(0.11)
Net realized and unrealized gain on investments	0.82	0.73

Total from Investment Operations	0.70	0.62

LESS DISTRIBUTIONS:
From net realized gains	(0.22)	–

Total Distributions	(0.22)	–

NET INCREASE IN NET ASSET VALUE	0.48	0.62

NET ASSET VALUE, END OF PERIOD	$11.10	$10.62

TOTAL RETURN	6.67%(c)	6.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$18,940	$1,211
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(d)	3.28%(e)	4.04%
Expenses including fee waivers and reimbursements(d)	2.94%(e)	2.03%
Net investment loss	(2.30)%(e)	(1.12)%

PORTFOLIO TURNOVER RATE	156%(c)	351%

(a)	Prior to January 31, 2014 the Whitebox Market Neutral Equity was known as the Whitebox Long Short Equity Fund.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Not Annualized.
(d)

Dividend expense on securities sold short and interest expense totaled 0.99% of the average net assets for the six months ended April 30, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

(e)	Annualized.

See Notes to Financial Statements.
60	www.whiteboxmutualfunds.com

Whitebox Market Neutral Equity Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the periods presented

	Six Months Ended April 30, 2014(a) (Unaudited)	For the Year Ended October 31, 2013

NET ASSET VALUE, BEGINNING OF PERIOD	$10.64	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.09)	(0.06)
Net realized and unrealized gain on investments	0.82	0.70

Total from Investment Operations	0.73	0.64

LESS DISTRIBUTIONS:
From net realized gains	(0.22)	–

Total Distributions	(0.22)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00 (c)	0.00 (c)

NET INCREASE IN NET ASSET VALUE	0.51	0.64

NET ASSET VALUE, END OF PERIOD	$11.15	$10.64

TOTAL RETURN	6.94%(d)	6.40%

RATIOS/SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$65,563	$22,253
RATIOS TO AVERAGE NET ASSETS:
Expenses excluding fee waivers and reimbursements(e)	3.06%(f)	3.82%
Expenses including fee waivers and reimbursements(e)	2.69%(f)	1.78%
Net investment loss	(1.74)%(f)	(0.56)%

PORTFOLIO TURNOVER RATE	156%(d)	351%

(a)	Prior to January 31, 2014 the Whitebox Market Neutral Equity was known as the Whitebox Long Short Equity Fund.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)	Not Annualized.
(e)

Dividend expense on securities sold short and interest expense totaled 0.99% of the average net assets for the six months ended April 30, 2014 and 0.08% (annualized) of the average net assets for the year ended October 31, 2013.

(f)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | April 30, 2014	61

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

1. ORGANIZATION

Whitebox Mutual Funds (the “Trust”) was organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The Trust currently offers shares of beneficial interest of Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund (formally known as Whitebox Long Short Equity Fund prior to January 31, 2014) (each, a “Fund” and together, the “Funds”). Whitebox Tactical Opportunities Fund commenced operations on December 1, 2011 and Whitebox Market Neutral Equity Fund commenced operations on November 1, 2012. The investment objective of Whitebox Tactical Opportunities Fund is to provide investors with a high level of total investment return, consistent with prudent investment management. The investment objective of Whitebox Market Neutral Equity Fund is to provide investors with consistent investment returns with low correlation to the U.S. equity markets. The Funds are classified as non-diversified as defined in the 1940 Act.

Prior to January 31, 2014, the Funds were authorized to issue shares in three share classes: Investor Shares (offered generally and subject to a front-end sales charge for investments of up to $1 million and a contingent deferred sales charge for investments of $1 million or more), Advisor Shares (offered without a front-end or contingent deferred sales charge only to clients of registered investment advisors and participants in certain employee benefit plans) and Institutional Shares (offered without a front-end or contingent deferred sales charge to institutions and individuals investing at least $5 million). Effective, January 31, 2014, Advisor Shares are no longer being offered, and as of that date the outstanding Advisor Shares were converted into Investor Shares. As a result, each outstanding Advisor Share received Investor Shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Shares so reclassified. Additionally, the Investor Shares no longer have a front-end sales charge for investments of up to $1 million nor a contingent deferred sales charge for investments of $1 million or more. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements during the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities.

(a)

Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (the “NYSE”) or using methods determined by Whitebox Advisors LLC (the “Adviser”) pursuant to procedures established under the general

62	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

supervision and responsibility of the Board of Trustees (the “Board”). The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These foreign equity securities are generally categorized as Level 2 in the hierarchy when they are fair valued, but are otherwise categorized as Level 1. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Adviser. The Board may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Adviser and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)

The net asset value (the “NAV”) is generally calculated as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) every day the NYSE is open. The offering price and redemption price per share is equal to the net asset value per share, except prior to January 31, 2014 shares of the Funds were subject to a redemption fee of 2% if redeemed within 60 days of purchase. Effective January 31, 2014, redemption fees were eliminated for all share classes.

(c)

The Funds policy is to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and each Fund intends to distribute substantially all of its taxable income, as well as net realized gains from the sale of investment securities to shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

As of and during the period ended April 30, 2014 the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Minnesota.

(d)

For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes. Expenses that are specific to a class of shares are

Semi-Annual Report | April 30, 2014	63

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

charged directly to that share class. Common expenses are allocated daily to each class of shares based upon its proportionate share of total net assets of each Fund.

(e)

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of April 30, 2014, the Funds did not hold any restricted securities.

(f)

The Funds may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Funds’ investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date.
Level 2 -

Quoted prices from markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3 -

Significant unobservable prices or inputs (including the Board’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

64	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

The following is a summary of the inputs used to value each Funds’ investments as of  April 30, 2014:

Whitebox Tactical Opportunities

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)
Consumer, Cyclical
Airlines	$4,038,398	$873,005	$–	$4,911,403
Other	72,645,481	–	–	72,645,481
Energy
Oil & Gas	52,471,146	996,579	–	53,467,725
Other	6,100,276	–	–	6,100,276
Other	218,730,342	–	–	218,730,342
Closed End Funds	11,104,800	–	–	11,104,800
Exchange Traded Funds	147,619,683	–	–	147,619,683
Convertible Corporate
Bonds
Consumer, Cyclical	–	175,725	–	175,725
Other	–	5,454,445	–	5,454,445
Corporate Bonds	–	6,326,250	–	6,326,250
Municipal Bonds	–	4,269,260	–	4,269,260
Purchased Options	10,343,886	–	–	10,343,886
Rights	419,441	–	–	419,441
Short Term Investments	23,209,018	–	–	23,209,018

Total	$546,682,471	$18,095,264	$–	$564,777,735

Other Financial Instruments

Assets
Total Return Swap
Contracts	$–	$6,603	$–	$6,603
Liabilities
Securities Sold Short
Common Stocks(a)	(337,520,237)	–	–	(337,520,237)
Exchange Traded
Funds	(192,209,388)	–	–	(192,209,388)
Written Options	(10,013,102)	–	–	(10,013,102)

Total	$(539,742,727)	$6,603	$–	$(539,736,124)

Semi-Annual Report | April 30, 2014	65

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

Whitebox Market Neutral Equity

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)
Consumer, Cyclical
Airlines	$3,565,398	$78,275	$–	$3,643,673
Other	16,788,989	–	–	16,788,989
Other	65,642,243	–	–	65,642,243
Exchange Traded Funds	150,687	–	–	150,687
Warrants	–	6,281	–	6,281
Short Term Investments	3,831,300	–	–	3,831,300

Total	$89,978,617	$84,556	$–	$90,063,173

Other Financial Instruments

Liabilities
Total Return Swap Contracts	$–	$(554,557)	$–	$(554,557)

Total	$–	$(554,557)	$–	$(554,557)

(a)	For detailed descriptions of industries, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels at the end of the reporting period. During the six months ended April 30, 2014, Whitebox Tactical Opportunities Fund and Whitebox Market Neutral Equity Fund transferred Common Stocks with a market value of $873,005 and $78,275 respectively from a level 1 to a level 2 security due to the unavailability of a quoted price in an active market. During the six months ended April 30, 2014 Whitebox Tactical Opportunities Fund transferred Convertible Corporate Bonds with a market value of $175,275 from a level 1 to a level 2 security due to the unavailability of a quoted price in an active market.

4. DERIVATIVE INSTRUMENTS

The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, the Funds may engage in transactions in options, and total return swaps (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Funds or any counterparty.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

Market Risk Factors: In pursuit of its investment objectives, each Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Risk of Investing in Derivatives: The Funds use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase market value exposure relative to net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Purchased and Written Options: Options can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. The Funds could experience losses if the prices of options positions move in a direction different than anticipated, or if the Funds were unable to close out positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Funds if the other party to the contract defaults.

The Funds’ use of options and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

Semi-Annual Report | April 30, 2014	67

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

Written option activity for the period ended April 30, 2014 was as follows:

Whitebox Tactical Opportunities

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2013	9,006	$2,025,414	7,489	$1,475,686
Positions opened	57,673	14,972,941	47,719	8,250,846
Exercised	(17,312)	(5,209,462)	(5,488)	(1,044,553)
Expired	(24,720)	(3,871,331)	(21,260)	(2,948,472)
Closed	(8,563)	(1,713,254)	(4,574)	(1,015,268)

Outstanding, April 30, 2014	16,084	$6,204,308	23,886	$4,718,239

Market Value, April 30, 2014		$(6,810,239)		$(3,202,863)

Whitebox Market Neutral Equity
	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums

Outstanding, October 31, 2013	139	$30,381	150	$6,586
Positions opened	215	37,535	20	7,784
Exercised	–	–	(10)	(3,892)
Expired	(84)	(7,263)	(150)	(6,586)
Closed	(270)	(60,653)	(10)	(3,892)

Outstanding, April 30, 2014	–	$–	–	$–

Market Value, April 30, 2014	–	$–	–	$–

Swap Agreements: The Funds may enter into swap agreements for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Funds than if the Funds had invested directly in the asset that yielded the desired return. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). All outstanding swap agreements are reported in each Fund’s schedule of investments.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

Total Return Swaps: Certain Funds may invest in total return swaps. Total return swaps are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a Fund’s portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. Generally, a Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted against one another with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by the Fund.

Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder. Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. If the total return swap transaction is entered into on other than a net basis, the full amount of a Fund’s obligations will be accrued on a daily basis, and the full amount of a Fund’s obligations will be segregated by each Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost each Fund initially to make an equivalent direct investment, plus or minus any amount each Fund is obligated to pay or is to receive under the total return swap agreement.

Use of Segregated and Other Special Accounts: Use of many derivatives by the Funds will require, among other things, that the Funds designate liquid assets to cover its obligations under the derivative to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation (determined each business day) must be designated.

Semi-Annual Report | April 30, 2014	69

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

The effect of derivative instruments on the Statements of Assets and Liabilities as of  April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Investments, at value	$10,343,886	N/A	N/A
Equity Contracts (Rights)	Investments, at value	419,441	N/A	N/A
Equity Contracts (Written Options)	N/A	N/A	Written options, at value	$10,013,102
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	6,603	Unrealized depreciation on total return swap contracts	–

		$10,769,930		$10,013,102

Whitebox Market Neutral Equity
Equity Contracts (Warrants)	Investments, at value	$6,281	N/A	N/A
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	–	Unrealized depreciation on total return swap contracts	554,557

		$6,281		$554,557

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

The effect of derivatives instruments on the Statements of Operations for the period ended April 30, 2014:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain/(Loss) on Derivatives Recognized in Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income

Whitebox Tactical Opportunities
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$(9,439,104)	$(472,133)
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	(954,209)	(83,052)
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	6,049,101	204,387
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	64,313	(22,059)

Total		$(4,279,899)	$(372,857)

Whitebox Market Neutral Equity
Equity Contracts (Purchased Options)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	$5,734	$–
Equity Contracts (Rights)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	–	(1,292)
Equity Contracts (Warrants)	Net realized gain on investments/Net change in unrealized appreciation/(depreciation) on investments	(25,093)	4,345
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	3,054	1,533
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	(1,379,346)	(122,565)

Total		$(1,395,651)	$(117,979)

Semi-Annual Report | April 30, 2014	71

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

Volume of Derivative Instruments for the Funds for the period ended April 30, 2014 was  as follows:

Derivative Type	Unit of Measurement	Monthly Average

Whitebox Tactical Opportunities
Purchased Options	Contracts	32,804
Rights	Shares	897,540
Written Options	Contracts	(25,742)
Total Return Swap Contracts	Notional Quantity	500,000

Whitebox Market Neutral Equity
Purchased Options	Contracts	–
Rights	Shares	5,500
Warrants	Shares	19,964
Written Options	Contracts	(108)
Total Return Swap Contracts	Notional Quantity	(1,525,176)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of April 30, 2014:

Whitebox Tactical Opportunities

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount

Total Return Swap Contracts	$ 6,603	$ –	$ 6,603	$ –	$ –	$ –

Total	$ 6,603	$ –	$ 6,603	$ –	$ –	$ –

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

Whitebox Market Neutral Equity

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount

Total Return Swap Contracts	$554,557	$–	$554,557	$(554,557)	$–	$–

Total	$554,557	$–	$554,557	$(554,557)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an Investment Advisory Agreement (the “Agreement”) with the Advisor, with whom certain officers and one trustee of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund compensates the Adviser for its management services at the annual rate of 1.00% and 1.50%, respectively, of each Fund’s average daily net assets.

The Funds have entered into a Fee Waiver and Expense Limitation Agreement with the Adviser whereby the Adviser has contractually agreed, at least until February 28th, 2015, to waive its advisory fee and/or reimburse the Funds’ other expenses to the extent that total operating expenses (exclusive of dividend expense, interest expense and other extraordinary expenses) exceed the annual rate of the Funds’ average daily net assets attributable to each share class as shown in the table below:

	Whitebox Tactical Opportunities	Whitebox Market Neutral Equity

Investor Class	1.60%	1.95%
Institutional Class	1.35%	1.70%

Prior to January 31, 2014, the annual rate for the Advisor Class was 1.60% and 1.95% for the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Fund, respectively.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Funds may at times reimburse the Adviser for legal fees, which the Adviser has incurred on the Funds’ behalf.

Semi-Annual Report | April 30, 2014	73

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

As of October 31, 2013 the Adviser may in the future recoup the amounts as follows:

Fund	Expires October 31, 2015	Expires October 31, 2016
Whitebox Tactical Opportunities
Investor Class	$197,550	$29,395
Advisor Class	129,539	61,580
Institutional Class	153,610	175,385

Whitebox Market Neutral Equity
Investor Class	N/A	$15,117
Advisor Class	N/A	40,503
Institutional Class	N/A	310,744

ALPS Fund Services, Inc. acts the Funds administrator, accountant, and transfer agent. ALPS Distributors, Inc., an affiliate of ALPS Fund Services, Inc., provides distribution services for the Funds. Fees for administration, accounting and distribution services are 0.05% on the first $500 million of managed assets in the Trust, 0.025% on the next $500 million of managed assets and 0.015% on managed assets in excess of $1 billion, subject to an annual minimum fee of $197,000. Fees for transfer agent services include annual open account fees of $7 or $9 per account (depending on the type of account), and are likewise subject to an annual minimum fee of $25,000. In addition to the fees described, there are various additional out-of-pocket expenses that are paid for these services provided to the Fund.

Prior to January 31, 2014 the Funds’ Investor Shares were assessed a front-end sales charge (based on maximum sale charge of 4.50% of the offering price) for investments of up to $1 million, and a contingent deferred sales charge for investments of $1 million or more. Effective January 31, 2014, the Funds’ Investor Shares no longer bear any front-end or contingent deferred sales charges. Neither the Funds’ Advisor Shares nor Institutional Shares bear any front-end or contingent deferred sales charges. The Funds’ Investor Shares and Advisor Shares bear Rule 12b-1 shareholder servicing fees of 0.25% per annum on the average daily net assets attributed to each class of Shares. The Institutional Shares are not subject to any sales charges or Rule 12b-1 fees. As distributor of the Funds’ shares, ALPS Distributors, Inc. receives all front-end and contingent deferred sales charges and Rule 12b-1 fees, and retains the portion of such charges and fees not passed through to broker-dealers and other financial intermediaries involved in selling each Funds’ shares and servicing Fund shareholders.

The Funds have entered into an agreement with a third-party custodian to provide custody services to the Funds. The Funds will pay the custodian a fee of 0.0075% of each Funds’ first $500 million of average daily net assets and 0.005% on the next $500 million of average daily net assets, plus daily transaction fees and out-of-pocket expenses, subject to an annual minimum fee of $20,000 for the Whitebox Tactical Opportunities Fund and $10,000 for the Whitebox Market Neutral Equity Fund.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

6. FEDERAL INCOME TAXES

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short term securities at April 30, 2014, are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is attributable primarily to the tax deferral of losses on wash sales and the tax inclusion of constructive sale gains.

		Gross	Gross
		Unrealized	Unrealized	Net Tax
	Tax Cost of	Appreciation of	Depreciation of	Unrealized
	Investments	Investments	Investments	Appreciation
Whitebox Tactical Opportunities	$549,683,070	$34,124,988	$(19,030,323)	$15,094,665
Whitebox Market Neutral Equity	90,351,892	3,484,284	(3,773,003)	(288,719)

Tax Distributions: The amounts and characteristics of tax distributions and composition of distributable earnings/(accumulated losses) are finalized at year end: accordingly, tax basis balances have not been determined as of April 30, 2014.

The tax character of the distributions paid by the Funds during the year ended October  31, 2013, were as follows:

		Long-Term Capital
	Ordinary Income	Gain
Whitebox Tactical Opportunities	$302,032	$40,775
Whitebox Market Neutral Equity	–	–

7. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, transfers in-kind, short sales and cover shorts) were as follows:

		Proceeds From Sales of
Fund	Purchases of Securities	Securities
Whitebox Tactical Opportunities	$589,362,334	$257,468,406
Whitebox Market Neutral Equity	150,762,110	97,184,840

Semi-Annual Report | April 30, 2014	75

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

8. CAPITAL SHARE TRANSACTIONS

Prior to January 31, 2014, shares redeemed within 60 days of purchase may have incurred a 2% short-term redemption fee deducted from the redemption amount. Redemption fees were eliminated for all share classes effective January 31, 2014. For the period ended April 30, 2014, the amounts listed below were retained by the Funds.

Fund	Redemption Fee Retained
Whitebox Tactical Opportunities Fund - Advisor Class	$ 1,291
Whitebox Tactical Opportunities Fund - Institutional Class	3,825
Whitebox Market Neutral Equity Fund - Advisor Class	1,178
Whitebox Market Neutral Equity Fund - Institutional Class	307

Transactions in shares of capital stock were as follows:

	Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013
Whitebox Tactical Opportunities
Investor Class
Shares sold	10,512,926	1,342,696
Dividends reinvested	43,403	6,420
Shares redeemed	(781,671)	(104,655)

Net increase in shares outstanding	9,774,658	1,244,461

Advisor Class(a)
Shares sold	3,147,181	3,540,971
Dividends reinvested	99,077	12,348
Shares redeemed	(7,031,655)	(469,343)

Net increase/(decrease) in shares outstanding	(3,785,397)	3,083,976

Institutional Class
Shares sold	29,416,184	20,417,766
Dividends reinvested	574,677	9,962
Shares redeemed	(2,497,007)	(740,197)

Net increase in shares outstanding	27,493,854	19,687,531

(a)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding Advisor Shares were converted into Investor Shares.

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Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

	Six Months Ended April 30, 2014 (Unaudited)	For the Year Ended October 31, 2013(a)
Whitebox Market Neutral Equity
Investor Class
Shares sold	2,046,228	134,181
Dividends reinvested	2,345	–
Shares redeemed	(456,765)	(20,132)

Net increase in shares outstanding	1,591,808	114,049

Advisor Class(b)
Shares sold	1,057,851	657,147
Dividends reinvested	15,671	–
Shares redeemed	(1,629,464)	(101,205)

Net increase/(decrease) in shares outstanding	(555,942)	555,942

Institutional Class
Shares sold	3,935,949	3,462,810
Dividends reinvested	51,199	–
Shares redeemed	(196,059)	(1,372,045)

Net increase in shares outstanding	3,791,089	2,090,765

(a)	The Fund commenced operations on November 1, 2012.
(b)	Effective January 31, 2014, Advisor Class is no longer being offered, and the outstanding Advisor Shares were converted into Investor Shares.

9. TRUSTEE FEES

The Independent Trustees of the Trust receive an annual fee in the amount of $15,000 and an additional $2,500 for attending each regularly scheduled Board or combined Board and Audit Committee meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No Interested Trustee, officer or employee of the Adviser or any of its affiliates receives any compensation from the Trust or the Funds for serving as an Interested Trustee, officer or employee of the Trust or the Funds.

10. CONTINGENCIES AND COMMITMENTS

Pursuant to the Funds’ Declaration of Trust, Investment Advisory Agreement and Distribution Agreement, officers, trustees, employees and agents of the Funds will not be liable to the Funds, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Funds, subject to the same exceptions. The Funds have purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Funds against the cost of indemnification payments to officers under certain circumstances.

Semi-Annual Report | April 30, 2014	77

Whitebox Mutual Funds	Notes to Financial Statements
April 30, 2014 (Unaudited)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

12. SUBSEQUENT EVENTS

The Investment Advisor has evaluated the need for disclosures and/or adjustments resulting from subsequent events relating to the Funds. There were no such events or transactions requiring adjustments to or disclosure in the Funds’ financial statements. However, both Investor Shares and Institutional Shares of the Whitebox Tactical Income Fund were launched. The inception date of both classes was April 30, 2014 and operations commenced on May 1, 2014.

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Whitebox Mutual Funds	Additional Information
April 30, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and are available, (1) without charge, upon request, by calling 1–855–296–2866 and (2) on the SEC’s website at http://ww.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12–month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at the number above and (2) on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. The Fund’s Forms N–Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. Additionally, you may obtain copies of the Fund’s form N–Q by calling the Fund at 1-855-296-2866. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1–800–SEC–0330, (1–800–732–0330).

3. ADVISORY AGREEMENT APPROVAL

The Board of Trustees met in person on February 18, 2014 to consider, among other things, the approval of the continuation of the investment advisory agreement for the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund, and the approval of the investment advisory agreement for the Whitebox Tactical Income Fund (collectively, the “Advisory Agreement”). At the meeting, the Board reviewed and considered information about the Funds’ fees and expenses, performance, and the other information discussed below. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act) of any party to the Advisory Agreement or any of their affiliates (the “Independent Trustees”), approved the continuation of the Advisory Agreement for the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund, and approved the Advisory Agreement for the Whitebox Tactical Income Fund.

In approving the Advisory Agreement for the Funds, the Trustees: (1) requested and evaluated materials from the Advisor (including a detailed report pursuant to Section 15(c) of the Investment Company Act that included an in-depth analysis of the Funds’ performance, fees and expenses as compared to other funds in the Funds’ peer group); (2) consulted with counsel to the Funds and independent legal counsel to the Independent Trustees; and (3) discussed the Advisory Agreement in executive session with independent counsel, at which no representatives of the Advisor were present. The Trustees did not consider any single factor as determinative in reaching their determination to approve the Advisory Agreement. However, based on the totality of the facts and the information that the Trustees reviewed and considered, the Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in the Advisory Agreement, was fair and reasonable and that the approval of the Advisory Agreement was in the best interests of the Funds and their shareholders.

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund under the Advisory Agreement, and the services to be provided to the Whitebox Tactical Income Fund under the Advisory Agreement. The Trustees considered the background

Semi-Annual Report | April 30, 2014	79

Whitebox Mutual Funds	Additional Information
April 30, 2014 (Unaudited)

and experience of the Advisor’s senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management teams responsible for the day-to-day management of the Funds and the infrastructure supporting the teams. The Trustees also considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality services to the Funds, their overall confidence in the Advisor and its responsiveness to questions and concerns raised by the Trustees. Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided, or to be provided, to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor in providing services to the Fund since its inception. The Trustees reviewed and discussed this information. The Trustees recognized that this information was not audited. The Trustees noted the expense limitation arrangements that the Advisor has put in place with regard to the Funds; and considered the resources and revenues that the Advisor has put into managing and distributing the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund, and is expected to put into managing and distributing the Whitebox Tactical Income Fund. The Trustees concluded that the level of profitability realized by the Advisor from its provision of services to the Funds is reasonable

Advisory Fee and Economies of Scale

The Trustees also reviewed reports comparing the Funds’ expense ratios and the advisory fees paid, or to be paid, by the Funds to those of other comparable mutual funds and concluded that the Funds’ expense ratios and the advisory fees paid, or to be paid, by the Funds were within the range of comparable mutual funds. The Trustees noted that the investment advisory fees were not adjusted if economies of scale were realized as the Funds grew. With regard to economies of scale, the Trustees noted that certain fixed costs are spread over a broader base of assets as the Funds’ total assets increase. On the other hand, certain expenses incurred to manage the Funds are asset-based fees and thus do not result in material economies of scale being realized as the net assets of the Funds increase. With respect to the Funds, the Trustees concluded that the fee structure of the Funds, which include expense limitation arrangements, reflects an appropriate sharing of economies of scale between the Funds and the Advisor, but that given the current size of the Funds any such economies were not likely to be achieved in the foreseeable future.

Fees Relative to the Advisor’s Other Clients

The Trustees received and considered information about the general fee rates charged to the Advisor’s other clients, and concluded that the fee rates charged to the Funds in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

At each quarterly meeting, the Trustees review a report prepared by the Advisor comparing the investment performance of the Whitebox Tactical Opportunities Fund and the Whitebox Market Neutral Equity Fund to various indices. Based on this information and quarterly discussions regarding these Funds’ investment performance, the Trustees believe that the Advisor manages the Funds in a manner that is materially consistent with their stated objective and style. The

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Whitebox Mutual Funds	Additional Information
April 30, 2014 (Unaudited)

Trustees concluded that these Funds’ investment performance had been good and had confidence in the investment personnel of the Advisor managing the Funds.

The Trustees noted that the Whitebox Tactical Income Fund had not yet commenced operations and did not have any performance. However, the Trustees believe that the Advisor will be able to manage this Fund in a manner that is materially consistent with its stated objective and style, with the expectation that the Fund may perform well on a relative basis.

Semi-Annual Report | April 30, 2014	81

Whitebox Mutual Funds	Glossary
April 30, 2014 (Unaudited)

Barclays U.S. Aggregate Bond Index – A market value weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

Blue Chip – Well-known, financially sound companies with large capitalization that have a history of growth and dividend payments. These companies typically comprise the top 100 in terms of market capitalization.

Company Fundamentals – The qualitative and quantitative information that contributes to the economic well-being and the subsequent valuation of a company, security or currency. For businesses, this often includes information such as a company’s revenue, earnings, assets, liabilities and growth.

Correlation – Correlation is the statistical measure of how two securities (or two types of securities) move in relation to each other. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. Alternatively, a negative correlation of -1 implies that one security moves in either direction, the security that is perfectly negatively correlated will move in the opposite direction. A correlation of zero means that the movements of the securities are said to have no correlation; they are completely random.

EEM ETF – The MSCI Emerging Markets ETF (“EEM ETF”) is an ETF that seeks to track the investment results of an index composed of large- and mid-capitalization emerging market equities.

Free Cash Flow – A measure of financial performance calculated as operating cash flow minus capital expenditures.

Hedge/Hedging – A “hedge” is an investment decision, purchase, trade or other action that aims to reduce the risk of adverse price movements in an asset. Often, a hedge consists of taking an offsetting position in a related security, such as a futures contract. Example: investor buys/owns a stock outright and then sells a futures contract stating that she/he will sell the stock at a set price, thereby hoping to avoid market fluctuations.

HFRI EH Equity Market Neutral Index – A benchmark comprised of funds which utilize equity market neutral strategies, as selected by Hedge Fund Research Inc. (HFRI). According to HFRI, equity market neutral strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale.

Long-Dated Treasury Bond – A negotiable, coupon-bearing debt obligation issued by the U.S. government and backed by its full faith and credit, where maturity of the bond is at least 15 years or more.

Long Position/Long Exposure – The acquisition of a security such as a stock, commodity or currency with the expectation that the asset will rise in value. These can include both factor-based and statistical arbitrage/trading strategies.

82	www.whiteboxmutualfunds.com

Whitebox Mutual Funds	Glossary
April 30, 2014 (Unaudited)

“Market-Neutral” Strategies – A strategy undertaken by an investor or an investment manager that seeks to profit from both increasing and decreasing prices in a single or numerous markets. Market-neutral strategies are often attained by taking matching long and short positions in different stocks to increase the return from making good stock selections and decreasing the return from broad market movements.

REITs – REIT securities (Real Estate Investment Trusts) are securities that typically sell like a stock on the major exchanges and which invest in real estate directly, either through properties or mortgages.

S&P 500® Index (SPX) – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. This index does not reflect the effects of dividend reinvestments. (Note: One cannot invest directly in an index.)

S&P 500® Total Return Index (SPTR) – A market value weighted index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. This index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large-cap universe. This index reflects the effects of dividend reinvestment. (Note: One cannot invest directly in an index.)

Short Position/“Shorts” – The sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value.

Volatility – A statistical measure of the dispersion of returns for a given security or market index. Commonly, the higher the volatility, the riskier the security is perceived by investors. “Standard deviation” and “variance” are typical measures of volatility.

Semi-Annual Report | April 30, 2014	83

Must be accompanied or preceded by a prospectus.

Whitebox Mutual Funds are distributed by ALPS Distributors, Inc.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)    The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended)

within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date. (Check with Alan Gattis)

(b)    There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Not applicable to semi-annual report.

	(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

	(a)(3)	Not applicable.

	(b)	The certifications by the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WHITEBOX MUTUAL FUNDS

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President

Date:	July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce W. Nordin
Bruce W. Nordin
President (Principal Executive Officer)

Date:	July 7, 2014

By:	/s/ Michael McCormick
Michael McCormick
Treasurer (Principal Financial Officer)

Date:	July 7, 2014